UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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NVR, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NVR, INC.

7601 Lewinsville Road

McLean, VA 22102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Monday, May 3, 2004

The Annual Meeting of Shareholders (the “Meeting”) of NVR, Inc. (“NVR”) will be held at NVR’s headquarters at 7601 Lewinsville Rd., Suite 300, McLean, Virginia on Monday, May 3, 2004, at 11:30 A.M., Eastern Time, for the purpose of considering and acting upon the following matters:

1.	The election of the three (3) nominees for director to serve three (3) year terms and until their successors are duly elected and qualified;

2.	Ratification of appointment of KPMG LLP as independent auditors for the year ending December 31, 2004;

3.	Approval of amendment to NVR’s Restated Articles of Incorporation to provide that the Board of Directors shall consist of no less than seven and no more than thirteen directors, divided as equally among the classes as possible;

4.	Approval of amendment to NVR’s Bylaws to provide that director independence will be determined based on standards of a national security exchange;

5.	Approval of amendment to NVR’s Bylaws to provide that each standing committee will have powers determined by the Board of Directors;

6.	Approval of amendment to NVR’s Bylaws to provide that the Board of Directors shall consist of no less than seven and no more than thirteen directors, divided as equally among the classes as possible;

7.	Approval of amendments to NVR’s Bylaws to eliminate references that are no longer relevant;

8.	Consideration of a shareholder proposal regarding the preparation of a sustainability report, if presented at the Meeting; and

9.	Such other business as may properly be brought before the Meeting or any adjournment thereof.

The Board of Directors has established the close of business on March 1, 2004 as the record date for the Meeting. Only shareholders of record as of that date shall be entitled to notice of and to vote at the Meeting or any adjournment thereof.

Whether or not you plan to attend the Meeting, you are urged to date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You are invited to attend the Meeting in person. If you do attend the Meeting, you may withdraw your proxy and vote in person.

By order of the Board of Directors,

James M. Sack Secretary and General Counsel

March 22, 2004

NVR, INC.

7601 Lewinsville Road

Suite 300

McLean, VA 22102

PROXY STATEMENT

This Proxy Statement, Proxy Card and the Annual Report for the year ended December 31, 2003 are being mailed on or about March 22, 2004 in connection with the solicitation on behalf of the Board of Directors of NVR, Inc., a Virginia corporation (“NVR” or the “Company”), of proxies for use at the Annual Meeting of Shareholders of the Company. The Annual Meeting will be held on Monday, May 3, 2004, at the Company’s headquarters at 7601 Lewinsville Rd., Suite 300, McLean, Virginia 22102, at 11:30 A.M., Eastern Time, and at any and all postponements and adjournments thereof.

NVR bears the cost of proxy solicitation, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and all papers accompanying them. The Company may reimburse brokers or persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to beneficial owners. In addition to solicitation by mail, certain officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile transmission, internet or personally. The Company has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of brokers, bank nominees and institutional holders for a fee of approximately $5,000 plus out-of-pocket expenses.

All voting rights are vested exclusively in the holders of the Company’s common stock, par value $.01 per share (the “Common Stock”). Only shareholders of record as of the close of business on March 1, 2004 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. Shareholders include holders (the “Participants”) owning stock in the Company’s Profit Sharing Trust Plan and Employee Stock Ownership Plan (the “Plans”).

The accompanying proxy card should be used to instruct the person named as the proxy to vote the shareholder’s shares in accordance with the shareholder’s directions. The persons named in the accompanying proxy card will vote shares of Common Stock represented by all valid proxies in accordance with the instructions contained thereon. In the absence of instructions, shares represented by properly executed proxies will be voted FOR the election of those three persons designated hereinafter as nominees for Class II directors of the Company, FOR the ratification of KPMG LLP as the Company’s Independent Auditors for 2004, FOR the approval of an amendment to NVR’s Restated Articles of Incorporation, FOR the approval of an amendment to NVR’s Bylaws to provide that director independence will be determined based on standards of a national security exchange, FOR the approval of an amendment to NVR’s Bylaws to provide that each standing committee will have powers determined by the Board of Directors, FOR the approval of an amendment to NVR’s Bylaws to provide that the Board of Directors shall consist of no less than seven and no more than thirteen directors, divided as equally among the classes as possible, FOR the approval of amendments to NVR’s Bylaws to eliminate references that are no longer relevant, AGAINST the shareholder proposal relating to the preparation of a sustainability report and in the discretion of the named proxies with respect to any other matters presented at the Annual Meeting.

With respect to the tabulation of proxies, for the election of directors and the ratification of the appointment of KPMG LLP as the Company’s independent auditors, abstentions and broker non-votes are counted for the purpose of establishing a quorum, but are not counted in the number of votes cast and will have no effect on the result of the vote. For the approval of the amendment to NVR’s Restated Articles of Incorporation and each of the amendments to NVR’s Bylaws, the affirmative vote of holders of a majority of the outstanding shares is required. Therefore, with respect to the tabulation of proxies, abstentions and broker non-votes are counted for the purposes of establishing a quorum, and will have the effect of a vote against the proposals. For the approval of the shareholder proposal relating to the preparation of a sustainability report, the number of votes cast for the proposal must exceed the number of votes cast against the proposal for approval. Therefore, with respect to the tabulation of proxies, abstentions and broker non-votes will have no effect on the result of the vote.

Any shareholder may revoke his or her proxy at any time prior to its use by filing with the Secretary of the Company, at 7601 Lewinsville Road, Suite 300, McLean, Virginia 22102, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Execution of the enclosed proxy will not affect your right to vote in person if you should later decide to attend the Annual Meeting.

The proxy card also should be used by Participants to instruct the trustee of the Plans how to vote shares of Common Stock held on their behalf. The trustee is required under the applicable trust agreement to establish procedures to ensure that the instructions received from Participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the Participants’ free exercise of their voting rights. Proxy cards representing shares held by Participants must be returned to the tabulator by April 28, 2004 using the enclosed return envelope and should not be returned to the Company. If shares are owned through the Plans and the Participant does not submit voting instructions by April 28, 2004, the trustee of the Plans will vote such shares in the same proportion as the voting instructions received from the other Participants. Participants who wish to revoke a proxy card will need to contact the trustee and follow its instructions.

As of the Record Date, the Company had a total of 6,684,610 shares of Common Stock outstanding, each share of which is entitled to one vote. The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under the Company’s Restated Articles of Incorporation and Bylaws, holders of Common Stock are not entitled to vote such shares on a cumulative basis.

ELECTION OF DIRECTORS

(Proposal 1)

The Company’s Board of Directors is divided into three classes, each composed of three directors. At the 2004 Annual Meeting, the following persons constituting Class II of the directors have been nominated by the Board of Directors to be elected to hold office for a three year term and until their successors are duly elected and qualified:

Manuel H. Johnson

David A. Preiser

John M. Toups

Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the votes cast by the shares entitled to vote in person or by proxy at the Annual Meeting is required for the election of each of the three nominees named above. Unless marked otherwise, proxies received will be voted for the election of each of the three nominees named above. Shareholders may withhold their votes from the entire slate of nominees or from any particular nominee by so indicating in the space provided on the attached proxy card.

Each nominee has consented to serve as a director of the Company if elected. The Board of Directors has affirmatively determined that none of the Board of Directors’ proposed nominees have a material relationship with the Company that would interfere with the exercise of independent judgment. The Board of Directors of the Company does not contemplate that any of its proposed nominees listed above will become unavailable for any reason, but if any such unavailability should occur before the Annual Meeting, proxies may be voted for another nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” ALL THE

FOREGOING NOMINEES AS DIRECTORS OF THE COMPANY.

Corporate Governance Principles and Board Matters

NVR is committed to having sound corporate governance principles and practices. Having and acting on that commitment is essential to running NVR’s business efficiently and to maintaining NVR’s integrity in the marketplace. NVR’s primary corporate governance documents, including its Corporate Governance Guidelines, Code of Ethics and Board of Directors’ Committee Charters, are available to the public on NVR’s internet website at http://www.nvrinc.com.

Board Independence

The Board has determined that all current directors of the Company, except Dwight C. Schar, NVR’s Chairman and Chief Executive Officer, and William A. Moran, an existing director whose term expires in 2006, have no material relationship with NVR, directly or indirectly, that would interfere with the exercise of independent judgment, and are “independent” within the meaning of the American Stock Exchange’s (“AMEX”) new director independence standards.

Board Structure and Committee Composition

As of the date of this proxy statement, NVR’s Board has nine directors and the following six committees: Audit, Compensation, Nominating, Executive, Corporate Governance and Qualified Legal Compliance. During 2003, the Board of Directors met seven times, the Audit Committee met five times, and the Compensation Committee met twice. The full Board, acting as the Corporate Governance Committee, and the Nominating Committee each met once. Neither the Executive Committee nor the Qualified Legal Compliance Committee met during 2003. Each director attended at least 75% of all Board and applicable Committee meetings during 2003.

All of NVR’s directors attended the last annual meeting of shareholders. The Board of Directors requires that all current Board members and all nominees for election to the Company’s Board of Directors put forth in the Company’s proxy statement by the Board attend the annual meeting of shareholders, provided, however, that attendance shall not be required if personal circumstances affecting such Board member or director nominee make such attendance impracticable or inappropriate. Beginning in 2004, the independent directors will meet at least annually in executive session without the presence of non-independent directors and management.

Each outside director of the Board was paid $6,500 per quarter for serving as a director and fees of $1,600 for each meeting attended during 2003. Because the full Board operates as the Corporate Governance Committee, as described below, a separate fee is not paid to directors when Board meetings encompass corporate governance matters. Incidental travel and out-of-pocket expenses are reimbursed as incurred. Directors who are also officers of the Company receive no additional compensation for their services as directors.

The following sets forth certain pertinent information with respect to the current directors of the Company, including the nominees listed above.

Name	Age	Year First Elected or Appointed/ Term Expires
Dwight C. Schar(3*)(5*)	62	1993/ 2005
J. Carter Bacot(2)(4)(5)	71	2002/ 2006
C. Scott Bartlett, Jr.(1)(4)(5)(6)	71	1993/ 2006
Robert C. Butler(1)(4)(5)(6)	73	2002/ 2005
Manuel H. Johnson(1*)(2)(5)(6*)	55	1993/ 2004
William A. Moran(3)(5)	57	1993/ 2006
David A. Preiser(2)(4*)(5)	47	1993/ 2004
George E. Slye(1)(3)(5)(6)	73	1993/ 2005
John M. Toups(2*)(3)(5)	78	1993/ 2004

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Executive Committee
(4)	Member of Nominating Committee
(5)	Member of Corporate Governance Committee
(6)	Member of Qualified Legal Compliance Committee
(*)	Chairperson

Dwight C. Schar has been chairman of the board, president and Chief Executive Officer of NVR since September 30, 1993.

J. Carter Bacot has been a director of NVR since May 1, 2002. Prior to his retirement, Mr. Bacot served as Chairman and Chief Executive Officer of the Bank of New York Company, Inc. and The Bank of New York (the “Bank”) from 1982 until 1998. Mr. Bacot serves as the lead director of Footlocker, Inc. Additionally, Mr. Bacot is a trustee of Atlantic Mutual Insurance Companies, a director of the Philharmonic-Symphony Society of New York, Inc. and a director of the Josiah Macy, Jr. Foundation. He is Life Trustee and Chairman Emeritus of Hamilton College.

C. Scott Bartlett, Jr. has been a director of NVR since September 30, 1993. Mr. Bartlett retired as an Executive Vice President of National Westminster Bank USA, now Fleet Bank in 1990. Mr. Bartlett is also a director of Abraxas Petroleum Corporation, Veltri Metal Products Company and Spalding Holdings Corporation.

Robert C. Butler has been a director since May 1, 2002. Prior to his retirement, Mr. Butler served as Senior Vice President and Chief Financial Officer of Celgene Corporation from 1996 through 1998. Previously, Mr. Butler served as Chief Financial Officer of International Paper Co. In addition, Mr. Butler was the Chairman of the Financial Accounting Standards Advisory Council from 1997 through 2001. Mr. Butler is a director of Studio One Networks, Inc. and Schiffenhaus Industries. He also serves on the Board of Trustees of the United Way of North Essex and the Montclair Foundation.

Manuel H. Johnson has been a director of NVR since September 30, 1993. Dr. Johnson has been co-chairman and senior partner in Johnson Smick International, Inc., an international financial policy-consulting firm since 1990. From August 1, 1997 until December 2003, Dr. Johnson was the chairman of the Board of Trustees and president of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board. Also during 1997, Dr. Johnson was named a member of the Independence Standards Board (which was dissolved on July 31, 2001), formed jointly by the Securities and Exchange Commission and the American Institute of Certified Public Accountants. Dr. Johnson is a founder and co-chairman of the Group of Seven Council, an international commission supporting economic cooperation among the major industrial nations. He is a director of Morgan Stanley Funds and Greenwich Capital Markets, Inc.

William A. Moran has been a director of NVR since September 30, 1993. In addition, Mr. Moran has been the chairman of Elm Street Development, Inc. (“Elm Street”) since 1996. Mr. Moran is also a director and shareholder of Craftmark, Inc., a homebuilder in Virginia and Maryland, Craftstar, Inc., which develops, invests in and periodically sells apartments, condominiums, single family homes and townhomes in Virginia and Maryland, and ESD, Inc.

David A. Preiser has been a director of NVR since September 30, 1993. Mr. Preiser has been a senior managing director and a member of the Board of Directors of the investment banking firm of Houlihan Lokey Howard & Zukin (“Houlihan Lokey”) since 2001, and has served as managing partner of Sunrise Capital Partners L.P., a distressed private equity fund affiliated with Houlihan Lokey since 1998. From 1990, Mr. Preiser had been active in coordinating Houlihan Lokey’s real estate and financial restructuring activities as a managing director. Mr. Preiser is also a director of Jos. A Bank Clothiers, Inc.; Akrion, LLC; Airwalk International, LLC; and Collective Licensing International, LLC.

George E. Slye has been a director of NVR since September 30, 1993. Mr. Slye has been the chief executive officer and owner of GESCOM, Inc., a real estate investment firm, since 1983. Mr. Slye was a co-founder and vice-chairman of Spaulding and Slye Colliers, a major real estate development company with offices in Boston and Washington, D.C. He has served as a trustee of Babson College and University Hospital of Boston and as a director of Manufacturers Advisor Corporation of Toronto. In addition, Mr. Slye was a two-term president of the Greater Boston Real Estate Board.

John M. Toups has been a director of NVR since September 30, 1993. Prior to his retirement, Mr. Toups held various management positions with Planning Research Corporation from 1970 through 1987, for which he was chief executive officer from 1978 to 1987 and chairman from 1982 to 1987. He is also a director of Halifax Corporation, CACI International, and GTSI, Inc.

Audit Committee

NVR has, and will continue to have, a separately-designated standing Audit Committee comprised of four members, each of whom satisfies the independence standards specified in Section 121A of the AMEX listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (“1934 Act”). All current members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The Board has determined that Manuel H. Johnson, the current Audit Committee Chairman, qualifies as an audit committee financial expert as defined within Section 229-401(h) of the 1934 Act.

The Audit Committee operates pursuant to a charter adopted by the Board that is included herein as Appendix A and that is also available at http://www.nvrinc.com. As enumerated in the Charter, the Audit

Committee was established to assist the Board’s oversight of (1) the integrity of the Company’s accounting and financial reporting processes, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent external auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent external auditors. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in NVR’s proxy statement; annually reviews the Audit Committee Charter and the Audit Committee’s performance; appoints, evaluates and determines the compensation of NVR’s independent external auditors; and maintains written procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters. The Audit Committee has the authority and available funding to engage any independent legal counsel and any accounting or other expert advisors as the Audit Committee deems necessary to carry out its duties. The Report of the Audit Committee is contained herein.

Compensation Committee

NVR has a separately-designated standing Compensation Committee comprised of four members, each of whom satisfies the independence standards specified in Section 121A of the AMEX listing standards. The Board of Directors has adopted a Compensation Committee Charter pursuant to which the Compensation Committee will operate that will become effective upon approval by the shareholders at the May 3, 2004 Annual Meeting of the proposed Bylaw amendments contained herein. The Compensation Committee Charter is available at http://www.nvrinc.com, and is attached as Appendix B herein.

Among other things, the Compensation Committee (1) determines the compensation of the Chief Executive Officer and, based in part on the recommendation of the Chief Executive Officer (“CEO”), of all other executive officers of the Company; (2) periodically reviews and makes recommendations to the Board with respect to the compensation of directors; (3) administers and interprets incentive compensation and stock option plans for employees of the Company; (4) prepares a report on executive compensation for inclusion in the Company’s annual meeting proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission; (5) makes recommendations to the Board about succession planning for the Chief Executive Officer, and in conjunction with the CEO, also considers succession planning for other key positions within the Company; and (6) will annually review the Compensation Committee Charter and the Compensation Committee’s performance. The Compensation Committee also has the sole authority and appropriate funding to obtain advice and assistance from compensation consultants, and internal or outside legal, accounting or other advisors it determines necessary to carry out its duties. The Report of the Compensation Committee is contained herein.

Nominating Committee

NVR has a separately-designated standing Nominating Committee comprised of four members, each of whom satisfies the independence standards specified in Section 121A of the AMEX listing standards. The Board of Directors has adopted a Nominating Committee Charter pursuant to which the Nominating Committee will operate that will become effective upon approval by the shareholders at the May 3, 2004 Annual Meeting of the proposed Bylaw amendments contained herein. The Nominating Committee Charter is available at http://www.nvrinc.com and is attached as Appendix C herein.

Among other things, the Nominating Committee (1) identifies individuals qualified to become Board members; (2) recommends that the Board select the director nominees for the next annual meeting of shareholders; (3) recommends to the Board names of individuals to fill any vacancies on the Board that arise between annual meetings of shareholders; (4) considers from time to time the Board committee structure and makeup; and (5) will annually review the Nominating Committee Charter and the Nominating Committee’s performance. The Nominating Committee also has the sole authority and appropriate funding to obtain advice and assistance from executive search firms, and internal or outside legal, accounting or other advisors it determines necessary to carry out its duties.

Attached as Appendix D are NVR’s Policies and Procedures for the Consideration of Board of Directors Candidates, including nominations submitted by NVR’s security holders.

Corporate Governance Committee

The Board believes that the development, evaluation and oversight of corporate governance guidelines are of paramount importance to the success of the Company. Because of that degree of importance, the Board further believes that corporate governance matters deserve and require the full and complete attention of each member of the Board. As a result, the Board has determined that the full Board, in its entirety, will be designated as the Company’s Corporate Governance Committee. The Company’s Corporate Governance Guidelines are available at http://www.nvrinc.com.

Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee (“QLCC”) is a separately-designated standing committee, currently consisting of all of the members of NVR’s Audit Committee, that was established to assist the Board in fulfilling its responsibilities relating to oversight of legal compliance by the Company and Company personnel and to meet the requirements for a qualified legal compliance committee under Part 205 of the rules of the Securities and Exchange Commission (the “Part 205 Rules”). The composition of the QLCC is intended to comply with all independence requirements as apply from time to time under the Part 205 Rules. The QLCC operates pursuant to a charter adopted by the Board that is available at http://www.nvrinc.com. The QLCC annually reviews the QLCC Charter and the QLCC’s performance.

The QLCC has adopted written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws or material breach of fiduciary duty or similar material violation by NVR, its directors, officers, employees or agents (“Material Violation”) under the Part 205 Rules, and has the authority and responsibility (1) to inform the Company’s chief legal officer (“CLO”), chief executive officer (“CEO”) and chief financial officer (“CFO”) of any report of evidence of a Material Violation; (2) to determine whether an investigation is necessary regarding any report of evidence of a Material Violation and; (3) if the QLCC determines an investigation is necessary or appropriate, initiate such investigation; (4) to obtain a written report from the CLO or outside counsel conducting any such investigation at the investigation’s conclusion; (5) recommend, by majority vote, that the Company implement an appropriate response to evidence of a Material Violation and inform the Board, CEO, CLO and CFO of the results of any such investigation and the appropriate remedial measures to be adopted; and (6) acting by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the QLCC has recommended the Company to take. The QLCC has the authority and available funding to engage any independent legal counsel, accounting or other expert advisors as the QLCC deems necessary to carry out its duties.

Executive Committee

The Executive Committee was established pursuant to the Company’s Bylaws to have such powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors. The Executive Committee has never met in the history of the Company, nor has the Board ever delegated any powers, authority or responsibilities to the Executive Committee. The Company’s Board of Directors intends to continue the practice of considering corporate matters outside the scope of the Company’s other existing committees at the full Board level.

Security Holder Communications with the Board of Directors

See the Policies and Procedures Regarding Security Holder Communications with the NVR, Inc. Board of Directors attached as Appendix E herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as to the beneficial ownership of Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of the dates indicated and each director and executive officer and by all directors and executive officers as a group as of March 1, 2004. Except as otherwise indicated, all shares are owned directly and the owner has sole voting and investment power with respect thereto.

Certain Beneficial Owners

Name and Address of Holder	Number of Shares		Percent of Class
Barclays Global Investors, N.A.	1,052,000	(1)	15.7%
45 Fremont Street
San Francisco, CA 94105

(1)	Based solely upon information contained within a Schedule 13G dated February 13, 2004. Of the amount reported, 860,080 shares are held by Barclays Global Investors, N.A., 78,538 shares are held by Barclays Global Fund Advisors, and 113,382 shares are held by Barclays Global Investors, LTD.

Directors and Management

Name	Number of Shares		Percent of Class
Dwight C. Schar	576,356	(1)	8.6%
J. Carter Bacot	1,000		*
C. Scott Bartlett, Jr.	9,575	(2)	*
Robert C. Butler	300		*
Manuel H. Johnson	28,715	(3)	*
William A. Moran	19,100	(4)	*
David A. Preiser	1,825		*
George E. Slye	2,125		*
John M. Toups	21,875	(5)	*
William J. Inman	124,982	(6)	1.9%
Paul C. Saville	284,649	(7)	4.2%
Dennis M. Seremet	60,316	(8)	*

All directors and executive officers as a group (12 persons)	1,130,818		16.8%

*	Less than 1%.
(1)	Includes 3,165 vested shares held by the NVR, Inc. Employee Stock Ownership Plan in trust, 219,185 vested shares held in a Deferred Compensation Rabbi Trust and 31,662 shares held as a discretionary investment in the NVR, Inc. Profit Sharing Plan. The total shares reported does not include 23,468 shares held in a Deferred Compensation Rabbi Trust that will vest on December 31, 2004.
(2)	Includes 4,000 vested options issued under the 1996 Directors’ Long Term Stock Option Plan, 3,125 vested options issued under the 1998 Directors’ Long Term Stock Option Plan and 1,950 shares owned by his wife.
(3)	Includes 12,000 vested options issued under the 1996 Directors’ Long Term Stock Option Plan, 6,250 vested options issued under the 1998 Directors’ Long Term Stock Option Plan and 65 shares owned by his son.
(4)	Includes 6,250 vested options issued under the 1998 Directors’ Long Term Stock Option Plan.
(5)	Includes 6,250 vested options issued under the 1998 Directors’ Long Term Stock Option Plan and 43 shares owned by his wife.
(6)	Includes 16,667 vested options issued under the 1998 Management Long Term Stock Option Plan, 74,650 vested shares held in a Deferred Compensation Rabbi Trust and 3,075 vested shares held by the NVR, Inc. Employee Stock Ownership Plan in trust. The total shares reported does not include 11,734 shares held in a Deferred Compensation Rabbi Trust that will vest on December 31, 2004.
(7)	Includes 84,000 vested options issued under the 1996 Management Long Term Stock Option Plan, 29,167 vested options issued under the 1998 Management Long Term Stock Option Plan, 3,165 vested shares held by the NVR, Inc. Employee Stock Ownership Plan in trust, 4,111 shares held as a discretionary investment in the NVR, Inc. Profit Sharing Plan, 60,000 shares held in a family LLC, 91,215 vested shares held in a Deferred Compensation Rabbi Trust and 2,000 shares owned by his children. The total shares reported does not include 14,668 shares held in a Deferred Compensation Rabbi Trust that will vest on December 31, 2004.
(8)	Includes 11,000 vested options issued under the 1996 Management Long Term Stock Option Plan, 10,000 vested options issued under the 1998 Management Long Term Stock Option Plan, 3,021 vested shares held by the NVR, Inc. Employee Stock Ownership Plan in trust, 1,859 shares held as a discretionary investment in the NVR, Inc. Profit Sharing Plan, 33,486 vested shares held in a Deferred Compensation Rabbi Trust and 600 shares owned by his children. The total shares reported does not include 7,041 shares held in a Deferred Compensation Rabbi Trust that will vest on December 31, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers and persons who own more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership of such stock with the SEC and the American Stock Exchange. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms filed. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company during 2003 and written representations that no other reports were required, all directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements with the exception of (i) a timely filed Form 4 for Mr. Dwight C. Schar’s exercise of stock options that inadvertently omitted Mr. Schar’s surrender of NVR common stock as payment for the stock option’s exercise price, (ii) an inadvertent Form 4 late filing for each of Mr. Schar, Mr. Paul C. Saville, Mr. William J. Inman and Mr. Dennis M. Seremet to report the contribution of NVR common stock into a deferred compensation trust and (iii) an inadvertent Form 5 late filing to report Mr. Schar’s gift of NVR shares to a charitable organization.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates pursuant to a charter adopted by the Board. As enumerated in the Charter, the Audit Committee has been established to assist the Board’s oversight of (1) the integrity of the Company’s accounting and financial reporting processes, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent external auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent external auditors. The Audit Committee manages NVR’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from NVR for such advice and assistance.

NVR’s management has primary responsibility for preparing NVR’s financial statements and establishing financial reporting systems and internal controls. NVR’s independent external auditor, KPMG LLP, is responsible for expressing an opinion on the conformity of NVR’s audited financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with NVR’s management and reviewed and discussed KPMG LLP’s audit opinion with KPMG LLP;

2.	The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61 (Codification of Statements on Auditing Standards, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases 33-8183 and 33-8183a;

3.	The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”); and has discussed with KPMG LLP their independence; and

4.	Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in NVR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The undersigned, constituting all of the members of the Audit Committee, have submitted this report to the Board of Directors.

Manuel H. Johnson (Chairman), C. Scott Bartlett, Jr., Robert C. Butler, and George E. Slye

THE FOLLOWING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

The Compensation Committee (the “Committee”) is responsible for determining and periodically evaluating the various levels and methods of compensating the Company’s executive officers and directors. The Committee’s philosophy regarding executive compensation is to provide a total compensation program for executive officers, which is competitive with the compensation packages of other companies in the homebuilding and mortgage banking businesses, and which includes performance based compensation that effectively aligns the interests of management with those of the Company’s shareholders. The Company’s compensation package consists of base salary, annual incentive compensation and long-term incentives consisting of non-qualified stock options. This compensation package is performance based and places a large portion of executive compensation at risk by making it dependent upon the achievement of annual and long-term financial objectives, which are tied to the Company’s business plan and are intended to enhance shareholder value.

Base Salary

The base salary levels for the executive officers are reviewed annually by the Committee. Executive officer salaries are generally established at the average market rate of other companies of comparable size, particularly major homebuilding and residential mortgage companies, some of which are companies included in the Dow/Home Construction Index. In addition, consideration is given to individual experience as well as individual performance and the performance of those operations for which the executive is responsible. All four of the named executive officers’ 2004 base salaries were increased over their 2003 base salaries.

Annual Incentive Compensation

All of the executive officers participate in the Company’s annual incentive compensation plan. Each participant has a maximum potential payout, which is limited to a fixed percentage of the executive’s salary. Each executive officer has an opportunity to earn an annual incentive award, which is based on actual financial results compared to the business plan approved by the Board of Directors. The maximum incentive award is earned only if certain business objectives are met or exceeded. At the beginning of each year, financial targets are established by the Committee for predetermined key result areas, which are tied to the Company’s annual business plan. These annual objectives are consistent with the current year’s portion of the Company’s five-year business plan. The primary key result areas used for the mortgage banking operation are pre-tax profit and return on invested capital. The key result area for corporate executives is predicated upon consolidated pre-tax profit. For 2003, the executive officers exceeded their financial objectives and received the maximum incentive award (100% of base salary).

Long-Term Compensation

NVR’s long-term incentive programs, administered by the Committee, are designed to focus the attention of the executive officers on the Company’s long-term goals and link the interests of executive officers to those of the shareholders. Awards under the Company’s long-term incentive programs also strongly encourage the retention of key executive personnel. Retention of a loyal and experienced management team has been and continues to be a key component of the Company’s business strategy. In support of these objectives, the Company’s executive officers have historically participated in long-term, cash and stock-based incentive programs and non-qualified stock options, which have a long-term vesting schedule based upon certain cash flow, financial or employment objectives.

The Company’s practice for the last two years has been to require executive officers, including the CEO, to defer any earned long-term cash incentives into a deferred compensation plan until separation of service with NVR. The amounts deferred are invested in shares of NVR common stock, which are distributed to the executive officer upon separation of service. This philosophy effectively increases the stock holding requirements for executive officers (see below), and places the earned long-term cash incentive compensation at risk for a period greater than the measurement period under which the incentive was earned.

The last non-qualified stock option grants for the executive officers were made in 2001 under the 2000 Broadly Based Stock Option Plan adopted by the Company’s Board of Directors. The options vest in twenty-five percent increments in each of 2006, 2007, 2008 and 2009 (see the Summary Compensation Table below).

Chief Executive Officer Compensation

Mr. Dwight C. Schar has been Chairman of the Board, President and Chief Executive Officer of the Company since its inception. The compensation program for the CEO is linked to the long-term strategic and financial goals of the Company, and encourages the creation of shareholder value. A significant amount of the CEO’s compensation is tied to the Company’s performance and is at risk, in the form of annual incentive compensation, deferred long-term cash incentive compensation (which is invested in shares of NVR common Stock) and stock options. Through 2003, Mr. Schar’s long-term incentive compensation opportunities were mainly dependent upon the Company attaining consistent annual growth in earnings per share. The Committee believes that earnings per share-structured incentives focus the CEO to grow the Company’s operations while maintaining an efficient capital structure. The Committee believes the compensation program for the CEO is consistent with the Company’s philosophy for compensating executive officers and encourages long-term shareholder value.

The CEO’s 2003 annual incentive compensation award was based on predetermined pre-tax profit objectives tied to the Company’s business plan, which was approved by the Board of Directors. As previously noted, for 2003, the pre-tax profit objectives for the Company were exceeded and the CEO received the maximum award of 100% of his base salary.

Stock Ownership Requirements of the Board of Directors, Chief Executive Officer, Executive Officers and Certain Members of Senior Management

The Board has established and adopted guidelines that require the members of the Board of Directors, the CEO, and other executive officers and certain members of senior management (“Management”) to acquire and continuously hold a specified minimum level of Common Stock (the “Guidelines”). Under the Guidelines, (i) Board members must acquire and hold Common Stock with a total fair market value equal to five times the annual board retainer fee, and (ii) Management must acquire and hold Common Stock with a total fair market value ranging from one (1) to eight (8) times their annual base salaries, with the CEO required to acquire and hold Common Stock with a fair market value equal to a minimum of eight (8) times his annual base salary. The Board believes that the imposition of a long-term holding requirement for the Board of Directors and Management provides for additional incentive to enhance shareholder value by linking the interests of those parties directly to those of the shareholders. In the event of non-compliance, anyone subject to the Guidelines will receive one-half of any earned annual incentive compensation or annual Board retainer fee, as applicable, in restricted stock until compliance with the Guidelines is attained. All individuals subject to the Guidelines currently meet their respective specified holding requirement.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the corporate deduction for compensation paid to the executive officers named in the Summary Compensation Table to $1 million unless such compensation qualifies as “performance-based compensation” which, among other things, requires approval by the Company’s stockholders. The Committee strives whenever possible to structure compensation plans such that they are tax deductible by the Company.

To minimize the non-deductibility of executive compensation expense due to the limitations of Section 162(m) and still maintain the ability to competitively compensate the Company’s executive officers, the Company established a deferred compensation plan (“Deferred Comp Plan”). The specific purpose of the Deferred Comp Plan was to establish a vehicle whereby the executive officers could defer the receipt of compensation that otherwise would be nondeductible for tax purposes into a period where the Company would realize a tax deduction for the amounts paid. Unless otherwise mandated by a specific compensation plan, the deferral of any earned compensation is at the election of the executive officer. Amounts deferred into the Deferred Comp Plan are invested in shares of NVR common stock, which are distributed to the executive officer upon expiration of the deferral period.

The undersigned, constituting all of the members of the Compensation Committee, have submitted this Report to the Board of Directors.

John M. Toups (Chairman), J. Carter Bacot, Manuel H. Johnson and David A. Preiser

EXECUTIVE COMPENSATION

Shown below is certain information concerning the compensation for services in all capacities to NVR for the years ended December 31, 2003, 2002 and 2001 of those persons who were, at December 31, 2003, (i) the Chief Executive Officer, and (ii) the three other executive officers of NVR.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Incentive Compensation(1)	Other Annual Compensation	Stock Options		LTIP Payouts		All Other Compensation(5)
Dwight C. Schar	2003	$1,620,000	$1,620,000	$ —	—		$—		$10,500
Chairman of the	2002	1,500,000	1,500,000	—	—		4,001,200	(3)	10,500
Board, Chief Executive	2001	1,100,000	1,100,000	—	400,000	(2)	15,860,833	(4)	9,000
Officer and President

William J. Inman	2003	$360,000	$360,000	$—	—		$—		$10,000
President of NVR	2002	345,000	345,000	—	—		2,000,600	(3)	10,000
Mortgage Finance, Inc.	2001	329,000	329,000	—	50,000	(2)	7,820,417	(4)	8,500

Paul C. Saville	2003	$450,000	$450,000	$—	—		$—		$10,500
Executive Vice President,	2002	420,000	420,000	—	—		2,500,750	(3)	10,500
Chief Financial Officer	2001	363,000	363,000	—	150,000	(2)	9,848,121	(4)	9,000
and Treasurer

Dennis M. Seremet	2003	$225,000	$225,000	$—	—		$—		$10,500
Vice President and	2002	210,000	210,000	—	—		1,200,360	(3)	10,500
Controller	2001	190,000	190,000	—	50,000	(2)	4,730,250	(4)	9,000

(1)	Incentive compensation is reflected in the year earned. All incentive compensation earned for the periods presented was paid in March of the subsequent calendar year, with the following exceptions: Messrs. Schar, Saville and Seremet deferred their Year 2001 payments into the Deferred Compensation Plan.
(2)	Twenty-five percent of the options vest on each of December 31, 2006, 2007, 2008, and 2009 with vesting based upon continued employment. The options expire in May 2011 and are exercisable at $189.00 per share.
(3)	All amounts were earned pursuant to the NVR, Inc. High Performance Compensation Plan (“HP Plan”) for the measurement period ending on December 31, 2002, and were required to be deferred into the Deferred Comp Plan until the executive officer’s respective termination of employment with NVR. The HP Plan was terminated during 2002.
(4)	Includes amounts earned pursuant to the HP Plan, and a deferral incentive earned for deferring otherwise nondeductible compensation into a period where the amounts paid will be deductible for tax purposes. The amounts pertaining to the deferral incentive equal $409,732, $94,866, $191,182 and $94,920 for Messrs. Schar, Inman, Saville and Seremet, respectively, and relate to the deferral of annual incentive compensation and the final payment due under the HP Plan for the three year measurement period that ended December 31, 1998. The amounts pertaining to the HP Plan for the three year measurement period ending on December 31, 2001 equaled $15,451,101, $7,725,551, $9,656,939 and $4,635,330 for Messrs. Schar, Inman, Saville and Seremet, respectively. All amounts earned pursuant to the HP Plan for the three year measurement period ending on December 31, 2001, were required to be deferred into the Deferred Comp Plan, with no deferral incentive earned pursuant to the mandatory deferral.
(5)	Amount contributed to the Profit Sharing Trust Plan and the Employee Stock Ownership Plan for the respective plan years.

Stock Option Grants, Exercises and Year-End Values

Aggregated Stock Option Exercises in 2003 and Year-end Stock Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Stock Options at Year-End		Value of Unexercised In-the- Money Options at Year-End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dwight C. Schar	166,667	$54,854,276	83,334	566,666	$34,864,862	$180,528,888

William J. Inman	100,000	39,802,500	16,667	83,333	6,973,056	27,795,694

Paul C. Saville	91,000	36,715,358	113,167	208,333	50,454,244	65,955,069

Dennis M. Seremet	9,000	3,897,387	21,000	70,000	9,192,875	22,217,500

Compensation Committee Interlocks and Insider Participation

The compensation committee is comprised of Mr. Toups, Mr. Bacot, Mr. Johnson, and Mr. Preiser, all of whom are independent directors of the Company. No executive officer of NVR served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of NVR’s Board or the NVR Board’s Compensation Committee; accordingly, there were no interlocks with other companies within the meaning of the SEC’s proxy rules during 2003.

Certain Transactions

During the year ended December 31, 2003, NVR entered into forward lot purchase agreements to purchase finished lots for a total purchase price of approximately $36,000,000 with Elm Street Development, Inc., which is controlled by Mr. Moran. These transactions were approved by a majority of the disinterested members of the Board of Directors. During 2003, NVR purchased developed lots at market prices from Elm Street for approximately $15,000,000.

Also during the year ended December 31, 2003, NVR entered into a forward lot purchase agreement to purchase finished lots for a total purchase price of approximately $6,000,000 with Comstock Blooms Mill II, LLC (“Blooms Mill”), an entity controlled 100% by an entity in which Mr. Schar’s son-in-law is a principal. This transaction was approved by a majority of the disinterested members of the Board of Directors. During 2003, NVR purchased developed lots at market prices from Blooms Mill for approximately $2,000,000.

NVR periodically sub-leases, at market rates, an airplane leased by Mr. Schar for Company travel when the use of the airplane lends itself to travel efficiencies. The Company paid approximately $85,000 for use of the airplane during 2003.

Employment Arrangements

NVR has an employment agreement with Mr. Schar effective January 1, 2002 to serve as Chairman, President and Chief Executive Officer. The agreement continues through January 1, 2008. The agreement provides for an annual minimum base salary of $1,500,000 and an annual bonus of up to 100% of base salary. There have been subsequent adjustments to Mr. Schar’s salary to reflect merit increases. Mr. Schar’s current salary is $1,700,000. If Mr. Schar’s employment is terminated without cause, as defined in the agreement, including in connection with or within one year after a change in control of NVR, prior to January 1, 2008, he would be entitled to receive in twelve monthly installments an amount equal to 200% of his then annual base salary. In the event that Mr. Schar terminates pursuant to retirement (essentially a voluntary termination after attaining age 65), he would be entitled to receive in twelve monthly installments an amount equal to 100% of his then annual base salary. In the event that Mr. Schar voluntarily terminates his employment, including a voluntary termination upon the election of a new Chairman and/or Chief Executive Officer, he would not be entitled to receive any severance payments. Mr. Schar agreed that he will not compete with NVR during the term of his employment and for one year thereafter if termination is voluntary, due to retirement, without cause or within one year after a change in control, or two years if he is terminated for cause, as defined below. Mr. Schar is not subject to a non-compete clause if he voluntarily terminates his employment pursuant to the election of a new Chairman and/or Chief Executive Officer.

NVR has an employment agreement with Mr. Saville effective January 1, 2002 to serve as NVR’s Executive Vice President-Finance, Chief Financial Officer and Treasurer. The agreement continues through January 1, 2008. The agreement provides for an annual minimum base salary of $420,000 and an annual bonus of up to 100% of base salary. There have been subsequent adjustments to Mr. Saville’s salary to reflect merit increases. Mr. Saville’s current salary is $470,000. If Mr. Saville’s employment is terminated without cause, as defined in the agreement, including in connection with or within one year after a change in control of NVR, prior to January 1, 2008, he would be entitled to receive in twelve monthly installments an amount equal to 200% of his then annual base salary. In the event that Mr. Saville voluntarily terminates his employment, including a voluntary termination upon the election of a new Chairman and/or Chief Executive Officer, he would not be entitled to receive any severance payments. Mr. Saville agreed that he will not compete with NVR during the term of his employment and for one year thereafter if termination is voluntary, without cause or within one year of a change of control, or two years if he is terminated for cause, as defined below. Mr. Saville is not subject to a non-compete clause if he voluntarily terminates his employment pursuant to the election of a new Chairman and/or Chief Executive Officer.

NVR has an employment agreement effective January 1, 2002 with Mr. Inman to serve as president of NVR Mortgage Finance, Inc. The agreement continues until January 1, 2008. The agreement provides for an annual minimum base salary of $345,000 and an annual bonus of up to 100% of base salary. There have been subsequent adjustments to Mr. Inman’s salary to reflect merit increases. Mr. Inman’s current salary is $375,000. If Mr. Inman’s employment is terminated without cause, as defined in the agreement, including in connection with or within one year after a change in control of NVR, prior to January 1, 2008, he would be entitled to receive in twelve monthly installments an amount equal to 200% of his base salary. In the event that Mr. Inman voluntarily terminates his employment, including a voluntarily termination upon the election of a new Chairman and/or Chief Executive Officer, he would not be entitled to receive any severance payments. Mr. Inman agreed that he will not compete with NVR during the term of his employment and for one year thereafter if termination is voluntary, without cause or within one year of a change of control, or two years if he is terminated for cause, as defined below. Mr. Inman is not subject to a non-compete clause if he voluntarily terminates his employment pursuant to the election of a new Chairman and/or Chief Executive Officer.

In each of the above described employment agreements, termination for “cause” may result if the executive officer subject to the respective employment agreement is convicted of any felony, other crime involving moral turpitude, or any crime or offense which results in his incarceration for more than three months, is guilty of gross misconduct in connection with the performance of his duties as described within the respective employment agreement, or if the executive officer materially breaches affirmative or negative covenants or undertakings set forth in his respective employment agreement.

STOCK PERFORMANCE GRAPH

THE FOLLOWING STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO

BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND

EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE

SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN

ANY DOCUMENT SO FILED.

COMPARISON OF CUMULATIVE TOTAL EQUITYHOLDER RETURN ON EQUITY

The following chart graphs NVR’s performance in the form of cumulative total return to holders of NVR’s Common Stock since December 31, 1998 in comparison to the Dow/Home Construction Index and the Dow Jones Industrial Index for that same period. The Dow/Home Construction Index includes NVR, Inc., Pulte Homes, Inc., Ryland Group, Inc., Centex Corp., KB Home, Champion Enterprises, Inc., Lennar Corp., DR Horton, Inc., MDC Holdings, Inc. and Toll Brothers, Inc.

(a)	Assumes that $100 was invested in NVR stock and the indices on December 31, 1998.

APPROVAL OF INDEPENDENT AUDITORS

(Proposal 2)

At the Annual Meeting, the Board of Directors of the Company will recommend shareholder ratification of the appointment of KPMG LLP as independent auditors for the Company for the year 2004. If the appointment is not ratified, the Board will consider whether it should select other independent auditors. Representatives of KPMG LLP are expected to be present at the meeting to respond to shareholders’ questions and will have an opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR”

THE APPROVAL OF KPMG LLP AS THE COMPANY’S

INDEPENDENT AUDITORS FOR 2004.

DISCLOSURE OF FEES PAID OR ACCRUED FOR KPMG LLP DURING THE

YEARS ENDED DECEMBER 31:

	2003	2002
Audit fees:
Audit fees and quarterly reviews	$248,700	$233,000
Comfort letter/ Consents	25,000	1,150

	273,700	234,150
Audit-related fees:
Employee benefit plan	17,000	26,500
Section 404 Internal Control Quality
Review Procedures	11,500	—
Accounting consultations	61,600	—

	90,100	26,500
Tax fees:
State tax appeal assistance	3,372	21,641
Other tax consultations	29,220	13,300

	32,592	34,941
All other fees:	—	—

Total fees	$396,392	$295,591

During 2003, and for 2003 only, the Audit Committee delegated to the Chairman of the Audit Committee (“Chairman”), the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) of the Company, together or separately, in the name and on behalf of the Company, the authority, subject to individual cost limits, to engage KPMG LLP to perform 1) Section 404 documentation assistance, 2) Accounting guidance and technical assistance for the implementation of newly issued accounting pronouncements and standards, 3) Accounting guidance and technical assistance related to the application of existing accounting pronouncements and standards to NVR transactions, 4) Assistance in the process of gathering documentation for tax audits and management of them prior to receipt of a potential assessment, 5) Assistance in the resolution of assessments from tax audits, 6) Assistance in the development and implementation of tax saving strategies and 7) SEC registration statement comfort letters and consents, together in an aggregate amount for all services not to exceed 50% of the annual audit fee, provided that the Chairman, the CEO and CFO reported any such audit-related or non-audit services to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee will annually evaluate what types of audit and non-audit services (permitted by law), and subject to certain limits, can be entered into with pre-approval authority granted by the Audit Committee, and will grant that authority, if applicable pursuant to an Audit Committee resolution.

AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

(Proposal 3)

Proposed Amendment

The Company’s Board of Directors has approved, declared advisable and recommends that the shareholders approve an amendment to NVR, Inc.’s Restated Articles of Incorporation to provide for a range in the number of directors that comprise the Board of Directors. A copy of the Restated Articles of Incorporation marked to show this amendment is attached to this Proxy Statement as Appendix F.

Article 7 of the Restated Articles of Incorporation currently provides that the Board of Directors shall consist of nine directors, divided evenly among three classes. The proposed amendment to the Restated Articles of Incorporation provides that the Board of Directors shall consist of no less than seven and no more than thirteen directors, divided as equally among the classes as possible.

The purpose of this proposed amendment is to provide the Board of Directors with flexibility in selecting individuals to serve on NVR’s board. The Board of Directors believes that the Company’s directors should possess the breadth and depth of experience and skills necessary for proper oversight of the Company’s affairs and adequate participation of independent directors in key committees of the board. The proposed amendment would afford the Board of Directors the flexibility to expand the board if business conditions or the availability of particular candidates made such an expansion in the best interest of the Company, or contract the board if the Company could not recruit sufficient qualified directors. The proposed amendment would provide flexibility for the Board to make future appointments as and when suitable candidates are identified.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of the Company is required for approval of the amendment to the Restated Articles of Incorporation of NVR, Inc.

Concurrent Amendment Adopted by Board

Concurrently with the approval of this amendment to the Company’s Restated Articles of Incorporation, the Company’s Board of Directors has approved an amendment to Article 3 of the Company’s Restated Articles of Incorporation to reflect a change in the registered office of the Company. This amendment did not require shareholder approval. The copy of the Restated Articles of Incorporation attached to this Proxy Statement as Appendix F is also marked to show this amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR”

THE APPROVAL OF AMENDING NVR’S RESTATED ARTICLES OF

INCORPORATION.

AMENDMENT TO BYLAWS TO CHANGE THE DEFINITION OF INDEPENDENT DIRECTOR

(Proposal 4)

Proposed Amendment

The Company’s Board of Directors has approved, declared advisable and recommends that the shareholders approve the amendment of Section 3.02 of the Bylaws to provide that director independence will be determined based on standards of a national security exchange. A copy of the Bylaws marked to show this amendment is attached to this Proxy Statement as Appendix G.

Determination of Independence of Directors

Section 3.02 of the Bylaws currently provides that the majority of directors of NVR must be independent and defines “independent director” as one who has not been employed with the Company in the past five years, has no material business relationship with the Company, and has no relationship with the Company that the Nominating Committee believes would interfere with the exercise of independent judgment. It also provides that the Nominating Committee shall have the exclusive right to determine a director’s independence.

The proposed amendment to the Bylaws provides that an “independent director” shall mean a director who is “independent” under the listing standards of the national securities exchange upon which NVR’s shares are listed. The amendment also provides that the Board, rather than the Nominating Committee, shall determine a director’s independence.

The purpose of this proposed amendment is to make the Bylaws consistent with the newly-adopted independence listing requirements of the American Stock Exchange, the national securities exchange upon which NVR’s shares are listed. The definition of “independent director” currently set forth in the Bylaws does not reflect the definition of “independent director” recently adopted by the American Stock Exchange. Additionally, the American Stock Exchange requires the Board of Directors, rather than the Nominating Committee, to affirmatively determine that a director does not have a material relationship with the Company that would interfere with the exercise of independent judgment. The proposed amendment clarifies that the Board has the power to determine a director’s independence. The proposed amendment will facilitate compliance with any new or amended rules, regulations or standards issued or adopted by the American Stock Exchange or any other national securities exchange upon which NVR’s shares are listed.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of the Company is required for approval of the amendment to Section 3.02 of the Bylaws of NVR, Inc. to provide that director independence will be determined based on standards of a national security exchange.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR”

THE APPROVAL OF AMENDING SECTION 3.02 OF NVR’S BYLAWS TO PROVIDE

THAT DIRECTOR INDEPENDENCE WILL BE DETERMINED BASED ON

STANDARDS OF A NATIONAL SECURITIES EXCHANGE.

AMENDMENT TO BYLAWS RELATING TO THE POWER OF STANDING BOARD COMMITTEES

(Proposal 5)

Proposed Amendment

The Company’s Board of Directors has approved, declared advisable and recommends that the shareholders approve the amendment of the Bylaws to provide that each standing committee will have powers determined by the Board of Directors and to eliminate the option subcommittee of the Compensation Committee. A copy of the Bylaws marked to show this amendment is attached to this Proxy Statement as Appendix G.

Standing Committees of NVR’s Board

Section 4.01 of the Bylaws sets forth the four standing committees of the Board of Directors. This section currently provides the Compensation Committee with authority to determine the compensation of employee directors and officers and, through an option subcommittee, to administer all incentive compensation, bonus and option plans for employees. This section also currently provides the Nominating Committee with authority to review and recommend candidates to the Board to fill vacancies on the board and for nomination by the Board at the annual meeting. This section does not provide specific authority to the Audit Committee, and provides that the Executive Committee shall have the powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors. The current Bylaws also provide that a majority of members of each standing committee must be independent directors.

The proposed amendment to the Bylaws provides that each committee shall have the powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors. The proposed amendment also eliminates the option subcommittee of the Compensation Committee, and replaces the reference to option subcommittee with Compensation Committee in Section 3.10 of the Bylaws. In addition, the amendment provides that the Audit, Compensation and Nominating Committees shall be composed entirely of independent directors.

The purpose of this proposed amendment is to facilitate NVR’s ability to address evolving corporate governance standards. The amendment would provide the Board the ability to set the powers, authority and responsibilities of the Compensation Committee and the Nominating Committee, as well as the Audit Committee, through committee charters. It is the practice of many public companies to set forth the powers of these committees in committee charters, and the amendment will provide the Board of Directors with the flexibility to comply with the requirements of the Securities and Exchange Commission and any applicable national securities exchange upon which NVR’s shares may be listed. The charters of the Compensation Committee and the Nominating Committee that will take effect if these Bylaw amendments are approved are attached to this Proxy Statement as Appendix B and Appendix C, respectively. The Audit Committee charter is attached to this Proxy Statement as Appendix A.

Another purpose of this proposed amendment is to bring the Bylaws into compliance with the securities laws and the newly adopted listing requirements of the American Stock Exchange, the national securities exchange upon which NVR’s shares are listed. The Securities Exchange Act of 1934 and the rules of the Securities Exchange Commission require that a company’s audit committee consist entirely of independent directors. The American Stock Exchange corporate governance requirements provide that only independent directors must exercise authority with regard to nominations, executive compensation, and audit committee functions. The option subcommittee of the Compensation Committee was originally intended to be an entirely independent subcommittee of the Compensation Committee. Since the Compensation Committee is required to be composed entirely of independent directors, the Board of Directors believes that the option subcommittee is no longer necessary. For this purpose, the proposed amendment also eliminates the option subcommittee.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of the Company is required for approval of the amendment of the Bylaws of NVR, Inc. to provide that each standing committee will have powers determined by the Board of Directors and to eliminate the option subcommittee of the Compensation Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR”

THE APPROVAL OF AMENDING NVR’S BYLAWS TO PROVIDE THAT EACH

STANDING COMMITTEE WILL HAVE POWERS DETERMINED BY THE BOARD

OF DIRECTORS AND TO ELIMINATE THE OPTION SUBCOMMITTEE OF THE

COMPENSATION COMMITTEE.

AMENDMENT TO BYLAWS TO CHANGE THE COMPOSITION OF THE BOARD TO A RANGE

(Proposal 6)

Proposed Amendment

The Company’s Board of Directors has approved, declared advisable and recommends that the shareholders approve the amendment of Section 3.02 of the Bylaws to provide that the Board of Directors shall consist of no less than seven and no more than thirteen directors, divided as equally among the classes as possible. A copy of the Bylaws marked to show this amendment is attached to this Proxy Statement as Appendix G.

Change Composition of Board to a Range

Section 3.02 of the Bylaws currently provides that the Board of Directors shall consist of nine directors, divided evenly among three classes. This is consistent with the current Restated Articles of Incorporation. The proposed amendment to the Bylaws provides that the Board of Directors shall consist of no less than seven and no more than thirteen directors, divided as equally among the classes as possible. As a result, the amendment is consistent with the proposed amendment to the Restated Articles of Incorporation.

As with the proposal above to amend the Restated Articles of Incorporation, the purpose of this proposed amendment is to provide the Board of Directors with flexibility in selecting individuals to serve on NVR’s board. The Board of Directors believes that the Company’s directors should possess the breadth and depth of experience and skills necessary for proper oversight of the Company’s affairs and adequate participation of independent directors in key committees of the board. The proposed amendment would afford the Board of Directors the flexibility to expand the board if business conditions or the availability of particular candidates made such an expansion in the best interest of the Company, or contract the board if the Company could not recruit sufficient qualified directors. The proposed amendment, together with the proposed amendment to the Company’s Restated Articles of Incorporation, would provide flexibility for the Board to make future appointments as and when suitable candidates are identified.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of the Company is required for approval of the amendment to Section 3.02 of the Bylaws of NVR, Inc. to provide that the Board of Directors shall consist of no less than seven and no more than thirteen directors, divided as equally among the classes as possible.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR”

THE APPROVAL OF AMENDING SECTION 3.02 OF NVR’S BYLAWS TO PROVIDE

THAT THE BOARD OF DIRECTORS SHALL CONSIST OF NO LESS THAN SEVEN

DIRECTORS AND NO MORE THAN THIRTEEN DIRECTORS, DIVIDED AS

EQUALLY AMONG THE CLASSES AS POSSIBLE.

AMENDMENTS TO BYLAWS TO ELIMINATE REFERENCES THAT ARE NO LONGER RELEVANT

(Proposal 7)

Proposed Amendments

The Company’s Board of Directors has approved, declared advisable and recommends that the shareholders approve the amendment of various sections of the Bylaws to eliminate reference to NVHomes II L.P., and NVCompanies, Inc. A copy of the Bylaws marked to show these amendments is attached to this Proxy Statement as Appendix G.

Elimination of References to NVHomes II L.P., and NVCompanies, Inc.

NVHomes II L.P., which was owned by NVCompanies, Inc., was the general partner of NVR L.P., a publicly traded master limited partnership that was the predecessor entity to NVR, Inc. NVR L.P. was merged into NVR, Inc. upon completion of NVR, Inc.’s plan of reorganization under the federal bankruptcy laws on September 30, 1993. Neither NVHomes II, L.P nor NVCompanies, Inc. have held any relevance to the control, operations or corporate governance activities of NVR, Inc. since the completion of NVR’s restructuring on September 30, 1993.

Various sections of the Bylaws make reference to NVHomes II L.P., a Virginia limited partnership, and NVCompanies, Inc., a Virginia corporation. Section 3.02 states that no more than two members of the board of directors of NVCompanies, Inc. shall be members of the Board of Directors of NVR simultaneously. Section 4.01 requires that at least one designee of NVHomes II L.P. be a member of each standing committee of the Board of Directors, and that Dwight C. Schar, the Company’s president and chief executive officer, be the designee of NVHomes II L.P. to the Nominating Committee. Section 7.05 provides that transactions between the Company, NVCompanies, Inc., NVHomes II L.P. and their related persons require the approval of a majority of directors of the Company who do not have any personal interest in the transaction. Article VIII of the Bylaws provides that as long as persons initially designated by NVHomes II L.P. continue to serve as directors of NVR, consent from a majority of the director-designees of NVHomes II L.P. is required to amend provisions of the Bylaws relating to the membership of designees on committees of the Board of the Company. The proposed amendments to the Bylaws would eliminate all references to NVHomes II L.P. and NVCompanies, Inc.

The purpose of these proposed amendments is to account for the fact that these two companies have no relevance to the control, operations or corporate governance activities of NVR, Inc. The directors that were initially appointed by NVHomes II L.P., Messrs. Schar and Moran, have consented to the amendments. Also, the requirement that Mr. Schar remain on the Nominating Committee would prevent such committee from being comprised solely of independent directors.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of the Company is required for approval of the above amendments to the Bylaws of NVR, Inc. to eliminate references to NVHomes II L.P., and NVCompanies, Inc.

Concurrent Amendments Adopted by Board

Concurrently with these amendments to the Company’s Bylaws, the Company’s Board of Directors has approved amendments to Section 1.01 of the Bylaws to reflect a change in the registered office, and to Sections 3.13 and 4.02 of the Bylaws to remove references to NVHomes II L.P. and NVCompanies, Inc. for the reasons described above. These amendments did not require shareholder approval. The copy of the Bylaws attached to this Proxy Statement as Appendix G is also marked to show these amendments.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR”

THE APPROVAL OF AMENDING VARIOUS SECTIONS OF NVR’S BYLAWS

TO ELIMINATE REFERENCES TO NVHOMES II L.P. AND NVCOMPANIES.

SHAREHOLDER PROPOSAL TO PREPARE A SUSTAINABILITY REPORT

(Proposal 8)

The following shareholder proposal has been submitted for consideration by the Calvert Social Index Fund (“Calvert”), 4550 Montgomery Avenue, Bethesda, Maryland 20814, holder of 14,100 shares of NVR common stock. If Calvert, or its representative who is qualified under state law to present the proposal on its behalf, attends the Annual Meeting and presents the proposal, the proposal will be voted upon at the Annual Meeting.

Shareholder Proposal: Calvert’s shareholder proposal is set forth below:

Calvert Asset Management’s resolution to disclose the company’s social,

environmental, and economic performance

WHEREAS:

NVR, Inc. has homebuilding operations that significantly affect a variety of stakeholders, including employees, shareholders, and local community members. The company does not currently comprehensively disclose its social and environmental performance, however, and stakeholders do not have access to information on these vital issues.

There are significant long-term financial benefits to corporations that have high levels of transparency. For example, a recent study (Sibson Consulting and Spencer Stuart) found that companies with higher levels of disclosure on their governance practices have higher returns than less transparent companies. Likewise, an October 2002 study (Standard & Poors) concludes that markets pay a premium for companies that have higher levels of information disclosure. Social investors, the fastest growing class of investors, additionally find that social and environmental disclosure is material to overall financial value. Moreover, companies that do not disclose face the risk of being sued by their shareholders or fined by facing increased risks of penalties from regulatory bodies, for nondisclosure.

Increased disclosure is becoming the corporate norm among larger corporations, and a growing population of institutional investors believes that increased disclosure is best captured in a sustainability report formatted in accordance with Global Reporting Initiative (GRI) guidelines. To date, 318 companies in 26 countries have used the Guidelines in shaping their sustainability reports.

GRI (www.globalreporting.org) is an international standard-setting organization with representatives from business, environmental, human-rights and labor communities. The GRI Sustainability Reporting Guidelines, created by the GRI, provide companies with (1) a set of reporting principles essential to producing a balanced and reasonable report and (2) guidance for report content, including performance against core indicators in six categories (direct economic impacts, environmental, labor practices and decent work conditions, human rights, society, and product responsibility).

The Guidelines provide a flexible system for sustainability reporting that permits a company to use an “incremental approach” where a company may omit some content requested by the Guidelines but “base their reports on the GRI framework and incrementally improve report content coverage, transparency, and structure over time.”

GRI reports can directly benefit a company by saving time and money in responding to dozens of questionnaires from social institutions and investors, in addition to improving reputation, raising staff morale, and enhancing stakeholder relations. An analysis carried out by the Sustainable Development Reporting project revealed that the content of GRI guidelines covers more than 80% of the issues mentioned in the various questionnaires of the sustainability rating agencies.

BE IT RESOLVED, we request that NVR, Inc. prepare a GRI-based sustainability report at a reasonable cost, which may exclude confidential information. This report shall be made available to shareholders and employees, 6 months prior to the company’s 2004 annual general meeting of shareholders.

NVR’s Response to Calvert’s Proposal

Calvert’s proposal asks that the Company prepare a “sustainability report” based on principles published by the Global Reporting Initiative (GRI), a Netherlands-based organization that describes itself as “an official collaborating centre of the United Nations Environment Programme” devoted to “promot[ing] international harmonization in the reporting of relevant and credible corporate environmental, social and economic performance information to enhance responsible decision-making.” The report would not be a statement of policies or principles intended to guide the Company’s business, nor would the report seek compliance with any laws, guidelines, or strategies intended to advance the success of the Company. Instead, the report would simply disclose detailed information about the Company’s “social, environmental and economic performance.” The proposed sustainability report would, therefore, simply add another disclosure document to those the Company already prepares and files with the SEC and provides to shareholders.

Breadth of Report. NVR already files reports with the SEC that provide to the public extensive business and financial information about the Company, including audited financial statements and management’s discussion and analysis of the Company’s financial condition and results of operations. Calvert asserts that the Company should go beyond these financial and economic reporting requirements to also address “social and environmental performance,” for the purpose of addressing not only the needs of NVR shareholders, but also the concerns of a larger group of “stakeholders” whom Calvert believes includes the community at large. The additional monitoring and reporting that Calvert would have NVR undertake would greatly expand the types of information that management would need to gather, analyze and disclose, well beyond what the SEC requires and with no corresponding benefit to the Company or investors that we can discern. A GRI-based sustainability report would require compilation of data regarding up to 97 “indicators” of performance in particular areas of the Company’s operations. The indicators are grouped into three dimensions (economic, environmental and social). Companies also are encouraged to address a “fourth dimension of information” called “integrated performance” using “integrated performance indicators” that companies are to develop in consultation with their “stakeholders.” The disclosures in the report are to be governed by 11 “principles,” which are grouped into four “clusters.”

Examples of the indicators called for in a GRI-based sustainability report include:

•	Total spent on “non-core business infrastructure development,” such as a school or hospital for employees and their families.

•	The Company’s “energy consumption footprint” (i.e., annualized lifetime energy requirements) of major products.

•	A measurement, reported in joules, of “all energy sources used by [NVR] for its own operations as well as for the production and delivery of energy products to other organizations,” and

•	A description of the “major impacts on biodiversity associated with [NVR’s] activities and/or products and services in terrestrial, freshwater and marine environments.”

Addressing all of these topics in a report would be inordinately burdensome and would provide little, if any, benefit to shareholders or society at large.

Veiled Social Agenda. As the examples above illustrate, the GRI principles call for public disclosure of countless areas of social and environmental “performance” that are not performance measures at all, but instead seek an assessment of the social and environmental impact of the Company’s operations. While the Company agrees that social and environmental issues are extremely important to world society, and the Company strives to conduct its business in a socially responsible manner, the Company believes that a sustainability report of the type proposed by Calvert would be of no use to management and would provide no useful information to shareholders and investors. Instead, the report requested by Calvert would require the Company to devote its resources to monitoring social and environmental issues that seem to be of importance to Calvert but have little to do with the business of running a profitable company. We do not consider it prudent to spend shareholders’ money to advance the social and political objectives of Calvert, which owns only 14,100 shares, or 0.2% of our common stock out of the total 6,684,610 shares outstanding as of the Record Date.

Lack of Business Support for GRI Guidelines. The GRI principles are not new. If producing a GRI-based sustainability report offered substantial benefits to companies and their shareholders, surely the business community would have embraced them, and GRI-based reports would be commonplace. As Calvert candidly admits, however, only 318 companies worldwide prepare reports based on the GRI guidelines. According to the GRI, only 46 of these followers are U.S. companies. That means that, in the U.S. alone, more than 13,950 publicly traded companies have chosen not to prepare GRI-based sustainability reports.

Diversion of Management Attention. If the Company were to prepare a GRI-based sustainability report, the Board believes that Company management and other personnel would be required to devote significant time and attention to the measurement and collection of extensive data required for the report. The Board believes that this devotion of time and attention to a sustainability report would come at the expense of furthering the business objectives of the Company.

Expense of Preparation. The Company’s operations are not currently designed to measure or monitor many of the 97 indicators that would be called for in a GRI-based sustainability report. As a result, the Board believes that the preparation of a GRI-based sustainability report would require a significant commitment of the Company’s financial resources – for the development of processes to measure and monitor indicators for the report, for additional hours of Company personnel to prepare the report and for the engagement of outside consultants and other third parties to assist in preparation of the report. The Board believes that these financial resources would be more productively applied to the business and operations of the Company.

Company’s Focus on Sustainable Profits. Shareholders can rest assured that the Board of Directors and management are very focused on the Company’s profitability and sustainability, and monitor every aspect of the Company’s business with a view toward long-term, sustainable performance. Over the last ten fiscal years, NVR’s revenues increased steadily from approximately $820 million annually to approximately $3.6 billion in 2003, earnings per share increased from $0.62 per share to $48.39 per share, and the price of the Company’s Common Stock increased from $9.75 a share to $466.00 a share. A further illustration of the Company’s sustained, long-term growth can be seen in the stock performance graph included herein on page 16. That graph clearly demonstrates that from 1998 through 2003, an investment in NVR common stock has substantially outperformed NVR’s industry peer group as measured by the Dow/Homes Construction Index, and the broader market as measured by the Dow Jones Industrial Index. We did not utilize the GRI principles to produce that performance, and we do not need to utilize them now.

Existing Company Commitment to Disclosure and Compliance Practices. The Board is committed to sound disclosure principles and practices and believes that acting on that commitment is essential to conducting NVR’s business efficiently and to maintaining NVR’s integrity in the capital markets, in the workplace and among NVR’s suppliers and vendors. We recognize that disclosure principles and practices evolve over time due to changes in the economic and regulatory environment. NVR has most recently demonstrated its intent and ability to fully comply with such changes by fully embracing the additional disclosure requirements brought about by the Sarbanes-Oxley Act of 2002 and the new listing standards promulgated by the national securities exchanges. In addition to those disclosures now required in the Company’s periodic reports filed with the SEC, to ensure transparency of its corporate governance practices, the Company discloses on its website free of charge its Corporate Governance Guidelines, its Code of Ethics, and the charters pursuant to which each of the Company’s Board Committees operates. Finally, the Board is committed to ensuring that NVR’s operations comply with all existing environmental, workplace safety and other laws and regulations. The Board does not believe that the proposed GRI-based sustainability report will add to the Company’s fulfillment of its commitments in any of these areas.

Required Vote

The number of votes cast for the proposal must exceed the number of votes cast against the proposal for approval of the shareholder proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING

“AGAINST” THE SHAREHOLDER PROPOSAL.

SHAREHOLDER PROPOSALS

Proposals of holders of Common Stock intended to be included in the Company’s proxy statement for the next annual meeting of Shareholders of the Company, must be received by the Company on or before November 22, 2004, and must comply with applicable rules of the Securities and Exchange Commission in order to be included. In addition, management intends to exercise discretionary voting authority with respect to any other proposal made by holders of Common Stock at the next annual meeting of Shareholders of which NVR does not have notice on or before February 5, 2005.

OTHER MATTERS

Management knows of no other business to be presented for action at the Annual Meeting, other than those items listed in the notice of the Annual Meeting referred to herein. If any other business should properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder.

NVR’s Annual Report on Form 10-K for 2003, including consolidated financial statements and other information, accompanies this Proxy Statement but does not form a part of the proxy soliciting material. A complete list of the stockholders of record entitled to vote at the Annual Meeting will be open and available for examination by any stockholder, for any purpose germane to the Annual Meeting, between 9:00 a.m. and 5:00 p.m. at NVR’s offices at 7601 Lewinsville Road, McLean, Virginia 22102, from April 19, 2004 through April 30, 2004 and at the time and place of the Annual Meeting.

Copies of the Company’s most recent Annual Report on Form 10-K, including the financial statements and schedules thereto, which the Company is required to file with the SEC, will be provided without charge upon the written request of any shareholder. Such requests may be sent to Investor Relations, NVR, Inc., 7601 Lewinsville Road, Suite 300, McLean, Virginia, 22102. The Company’s SEC filings are also available to the public from the Company’s website at http://www.nvrinc.com, and the SEC’s World Wide Web site at http://www.sec.gov.

By Order of the Board of Directors,

James M. Sack
Secretary and General Counsel

McLean, Virginia

March 22, 2004

Appendix A

CHARTER OF THE

AUDIT COMMITTEE

OF NVR, INC. (“NVR” or the “Company”)

The Board of Directors of NVR, Inc. (the “Board”) has adopted and approved this amended Charter for the Audit Committee of NVR, Inc. (the “Audit Committee”) by resolution effective December 17, 2003.

1.	The purpose of the Audit Committee is to:

1.01	Assist the Board’s oversight of (1) the integrity of the Company’s accounting and financial reporting processes, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent external auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent external auditors; and

1.02	Prepare the report required by the Securities and Exchange Commission’s (“SEC”) proxy rules to be included in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the SEC.

2.	Structure and Membership Requirements

2.01	The Audit Committee shall consist of at least four “independent” directors. Each Audit Committee member must meet the “independent” definition as contained within Section 121(A) of the American Stock Exchange listing standards (as described within the American Stock Exchange’s pending Proposed Rule Change submitted to the SEC on May 5, 2003, as amended, including the final rules adopted by such exchange) and Section 303A(2) of the New York Stock Exchange listing standards (as described within the New York Stock Exchange’s pending Corporate Governance Rule Proposals submitted to the SEC on April 4, 2003, as amended, including the final rules adopted by such exchange), and Rule 10A-3(b)(1) under the 1934 Exchange Act; and

2.02	Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the NVR Board in its business judgment, but which standards will be no less than the ability to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement; and

2.03	At least one member of the Audit Committee must be financially sophisticated. A financially sophisticated Audit Committee member has accounting or related financial management expertise, as the NVR Board interprets such qualification in its business judgment, but which standard will at least require such member to have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication (including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities). At least one member of the Audit Committee must qualify as an audit committee financial expert as defined in Item 401(h) of Regulation S-K. A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K is presumed to qualify as financially sophisticated.

3.	Meetings

3.01	The Audit Committee shall meet at least four times each calendar year on a quarterly basis; and

3.02	The Audit Committee shall meet separately at least four times each year with each of Company management, the Manager of Internal Audit and the independent external auditor.

4.	Duties and powers

4.01	The Audit Committee shall directly appoint, retain, compensate, evaluate and terminate the Company’s independent external auditors (or any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other auditing, review or attestation services for the Company) and must be directly responsible for the oversight of the independent external auditors (or such other public accounting firm), including the resolution of disagreements between management and the independent external auditor (or such other public accounting firm). The Audit Committee has the sole authority to approve all engagements and fees with the independent external auditor (or any other public accounting firm), although the Audit Committee may issue pre-approval policies and procedures as contemplated by Rule 2-01(c)(7) of Regulation S-X. This does not preclude the Audit Committee from obtaining the input of Company management;

4.02	The Audit Committee shall establish written procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

4.03	The Audit Committee shall engage such independent legal counsel and such accounting or other expert advisors as the Audit Committee deems necessary to carry out its duties;

4.04	The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, from the Company for payment of (a) compensation to the Company’s independent external auditors (or other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company), (b) compensation to the outside legal, accounting or other expert advisors employed by the Audit Committee in the fulfillment of its duties and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties. The Audit Committee has sole authority to approve the fees and other retention terms of such legal, accounting and other expert advisors;

4.05	The Audit Committee shall, at least annually, obtain and review a written report by the independent external auditor describing:

(a)	All relationships between the outside auditor and NVR, consistent with Independence Standards Board Standard 1;

(b)	The independent external auditor’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent external auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent external auditor, and any steps taken to deal with any such issues; and

(c)	The Audit Committee shall actively engage in a dialogue with the independent external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent external auditor, and shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent external auditors;

(d)	The Audit Committee should present its conclusions with respect to the independent external auditor’s qualifications, performance and independence to the Board;

4.06

The Audit Committee shall discuss the annual audited financial statements and quarterly financial statements with management and the independent external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Audit Committee shall also discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee’s responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally, such as a discussion of the types of information to be disclosed. The

Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance;

4.07	The Audit Committee shall review with the independent external auditor any audit problems or difficulties and management’s response;

4.08	The Audit Committee, based on a review of NVR’s annual financial statements and based on a discussion with NVR’s independent external auditor and NVR management, will recommend to the Board whether to include the audited financial statements in the Annual Report on Form 10-K filed with the Securities and Exchange Commission;

4.09	The Audit Committee shall set clear hiring policies for employees or former employees of the independent external auditors;

4.10	The Audit Committee shall periodically discuss the Company’s policies with respect to risk assessment and risk management;

4.11	The Audit Committee shall keep minutes of each Audit Committee meeting and report regularly to the Board;

4.12	In furtherance, and not in limitation of the foregoing, the Audit Committee shall be vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act.

5.	Review of Charter and Performance

5.01	The Audit Committee shall conduct an annual evaluation of the Audit Committee’s performance as compared to the requirements of this Charter, and shall periodically, but no less frequently than on an annual basis, review the adequacy of this Charter; and

5.02	Any changes to the charter must be approved by the Board.

6.	Duty to Serve as Qualified Legal Compliance Committee

6.01	If so appointed by the Board, the Audit Committee will serve as a qualified legal compliance committee (“QLCC”) pursuant to Part 205 of the rules of the Securities and Exchange Commission, the powers, authority and duties of which will be enumerated under a separate QLCC Charter.

Appendix B

CHARTER OF THE

COMPENSATION COMMITTEE

OF

NVR, INC.

Purpose

The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of NVR, Inc. (the “Company”) shall discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers, and administer and implement the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee also shall be responsible for planning for the succession of the Chief Executive Officer and for preparing an annual report on executive compensation for inclusion in the Company’s annual meeting proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission.

Committee Membership

The Compensation Committee shall consist of no fewer than four members of the Board. Members of the Compensation Committee shall be appointed by the Board upon the recommendation of the Nominating Committee and may be removed by the Board. All members of the Compensation Committee shall meet the independence requirements of the applicable exchange on which the Company’s securities are listed and any other legal requirements relevant to the proper administration of the Company’s compensation plans and programs, including requirements under the federal securities laws and the Internal Revenue Code of 1986, as amended.

Committee Powers, Authority, Duties and Responsibilities

1.	The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of directors’ and executive officers’ compensation and shall have the sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee also shall have authority to obtain advice and assistance from internal or outside legal, accounting or other advisors it determines necessary to carry out its duties. The Compensation Committee shall receive appropriate funding, as determined by the Compensation Committee, from the Company for payment of fees related to the retention of such advisors.

2.	The Compensation Committee shall annually review and approve corporate goals and objectives relevant to compensation of the Company’s Chief Executive Officer (“CEO”), evaluate the CEO’s performance in light of those goals and objectives, and have the sole authority to determine the CEO’s compensation level based on this evaluation and in accordance with any applicable employment agreement. In determining the long-term incentive component of the CEO’s compensation, the Compensation Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years and such other matters as it deems relevant. To the extent such compensation is set forth in employment agreements, such employment agreements shall be subject to the review and approval of the Compensation Committee.

3.

The Compensation Committee, in consultation with the CEO, shall annually review and approve, for all other executive officers of the Company, (a) the annual base salary amount, (b) the annual bonus payment, as calculated in accordance with each such executive’s employment agreement, as applicable, or pursuant to any incentive plan, (c) any long-term incentive compensation, (d) any amendments to such executive’s employment agreement, any proposed severance arrangements or change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, in each case as, when and if deemed necessary or advisable, and (e) any perquisites, special or supplemental benefits, all in accordance with applicable law, rules and regulations, and to the extent appropriate or necessary to comply with any federal securities or tax law requirements, such as Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Internal Revenue Code of 1986, as amended. To the extent such compensation is set forth in employment agreements, such employment agreements shall be subject to the review and approval of the Compensation Committee.

4.	The Compensation Committee shall periodically review and make recommendations to the Board with respect to the compensation of directors, including Board and committee retainers, meeting fees, equity-based compensation, and such other forms of compensation as the Compensation Committee may consider appropriate.

5.	The Compensation Committee shall administer and implement the Company’s incentive compensation plans and equity-based plans, including, but not limited to, (a) approving option grants and restricted unit or other awards, including delegating option granting authority to a senior executive officer of the Company, within limits specifically prescribed by the Board, though in no event can the Compensation Committee delegate to any party the authority to issue option grants to members of the Board, the CEO or any other executive officer of the Company, (and in all cases the senior executive to whom the Compensation Committee delegated option granting authority must report all options granted pursuant to that delegated authority at the next regularly scheduled Compensation Committee meeting) (b) interpreting the plans, (c) determining rules and regulations relating to the plans, (d) modifying or canceling existing grants or awards and (e) imposing limitations, restrictions and conditions upon any grant or award as the Compensation Committee deems necessary or advisable.

6.	The Compensation Committee shall annually assess the desirability of proposing and making recommendations to the Board with respect to any new incentive-compensation plans and equity-based plans and any increase in shares reserved for issuance under existing plans.

7.	The Compensation Committee shall prepare a report on executive compensation for inclusion in the Company’s annual meeting proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission.

8.	The Compensation Committee may delegate its authority to members, as the Compensation Committee deems appropriate; provided that any delegate shall report any actions taken by him or her to the whole Compensation Committee at its next regularly scheduled meeting.

9.	The Compensation Committee is responsible for making recommendations to the Board about succession planning for the Chief Executive Officer. The Compensation Committee, in conjunction with the CEO, shall also consider succession planning for other key positions within the Company.

10.	The members of the Compensation Committee shall appoint one of their number as the Chairman. The Chairman shall be responsible for leadership of the Compensation Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Compensation Committee to the Board at the Board’s next regularly scheduled meeting following the meeting of the Compensation Committee.

11.	The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

12.	The Compensation Committee shall annually review its own performance as compared to the requirements of this Charter.

13.	The Compensation Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

Appendix C

CHARTER OF THE

NOMINATING COMMITTEE

OF

NVR, INC.

Purpose

The Nominating Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of NVR, Inc. (the “Company”) shall identify individuals qualified to become Board members, recommend that the board select the director nominees for the next annual meeting of stockholders, recommend to the Board names of individuals to fill any vacancies on the Board that arise between annual meetings of shareholders, and consider from time to time the Board committee structure and makeup.

Committee Membership

The Nominating Committee shall consist of no fewer than four (4) members of the Board. Members of the Nominating Committee shall be appointed and may be removed by the Board. All members of the Nominating Committee shall meet the independence requirements of the applicable exchange on which the Company’s securities are listed and any other legal requirements, including requirements under the federal securities laws.

Committee Authority and Responsibilities

1.	The Nominating Committee shall perform the core function of recommending nominees to the Board for the next annual meeting of shareholders. The Nominating Committee shall also recommend to the Board names of individuals to fill any vacancies on the Board that arise between annual meetings of shareholders. These responsibilities include working with the full Board to establish criteria for board membership, reviewing candidates’ qualifications and any potential conflicts with the Company’s interests, assessing the contributions of current directors in connection with their renomination, and making recommendations to the full Board with respect to these matters and with respect to the removal of a director. In the event that the Company is legally required by contract or otherwise to provide third parties with the ability to designate directors, the selection and nomination of such directors need not be subject to the process set forth herein.

2.	The Nominating Committee shall select individuals as director nominees who shall have high personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company and its stockholders. In selecting director nominees, the Nominating Committee should assess the director’s independence status relative to the Company, and should consider their qualifications in the areas of skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, age and diversity, all in the context of an assessment of the perceived needs of the Board at that time.

3.	The Nominating Committee shall review the Board’s committee structure and recommend to the Board for its approval directors to serve as members of each committee. The Nominating Committee shall review and recommend committee composition annually, and shall recommend additional committee members to fill vacancies as needed.

4.	The Nominating Committee may delegate its authority to members, as the Nominating Committee deems appropriate; provided that any delegate shall report any actions taken by him or her to the whole Nominating Committee at its next regularly scheduled meeting.

5.	The members of the Nominating Committee shall appoint one of their number as the Chairman. The Chairman shall be responsible for leadership of the Nominating Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Nominating Committee to the Board at the Board’s next regularly scheduled meeting following the meeting of the Nominating Committee.

6.	The Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms. The Nominating Committee also shall have authority to obtain advice and assistance from internal or outside legal, accounting or other advisors it determines necessary to carry out its duties. The Nominating Committee shall receive appropriate funding, as determined by the Nominating Committee, from the Company for payment of fees related to the retention of such advisors.

7.	The Nominating Committee shall conduct and present to the Board an annual evaluation of the Nominating Committee’s performance as compared to the requirements of its Charter. The Nominating Committee shall oversee the annual evaluation process for the Board and management.

8.	The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Appendix D

NVR, Inc.

Nominating Committee Policies and Procedures for the Consideration of

Board of Director Candidates

The following policies and procedures were adopted by the NVR, Inc. (the “Company”) Board of Directors (the “Board”) on December 17, 2003:

I.	Policy Regarding Director Candidates Recommended by Security Holders.

A.	The Company will consider all director candidates recommended by shareholders owning at least 5% of the Company’s outstanding shares at all times during the preceding year that meet the qualifications established by the Board.

II.	Director Minimum Qualifications.

A.	Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate the success of the Company’s business and represent shareholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to the Company of the director nominee’s respective skills and experience, which must be complimentary to the skills and experience of the other members of the Board;

B.	A substantial majority of the Board shall be independent as defined by the applicable exchange on which the Company’s shares are listed. The Audit, Compensation and Nominating Committees will be comprised solely of independent directors;

C.	Director nominees must possess a general understanding of marketing, finance and other elements relevant to the success of a large publicly-traded company in today’s business environment, and an understanding of the Company’s business on an operational level;

D.	Each director may be assigned committee responsibilities. A director nominee’s educational and professional backgrounds must be consistent with the director nominee’s committee assignment (e.g., director nominees who will be assigned to the audit committee must be financially literate as defined within the Company’s Audit Committee Charter);

E.	Director nominees must demonstrate a willingness to devote the appropriate time to fulfilling Board duties;

F.	Director nominees shall not represent a special interest or special interest group whose agenda is inconsistent with the Company’s goals and objectives or whose approach and methods are inconsistent with what the Board believes is in the best interest of the Company’s shareholders; and

G.	Director nominees shall not be a distraction to the Board, nor shall a director nominee be disruptive to the achievement of the Company’s business mission, goals and objectives.

III.	Procedures for Consideration of Security Holder Nominations.

A.	Security holder nominations must include ALL of the information described in paragraphs C. through H. below and must be received in its entirety by the 120th calendar day before the date of the company’s proxy statement released to security holders in connection with the previous year’s annual meeting to be considered for the next scheduled annual meeting of shareholders;

B.	Security holder nominations must be in writing and submitted via registered mail or overnight delivery service to the Nominating Committee Chairman at the Company’s corporate headquarters’ address;

C.	Supporting documentation must be submitted that allows the Nominating Committee to verify ownership of not less than 5% of the Company’s outstanding shares at all times during the immediately preceding year;

D.	The shareholder must submit an affidavit from the director nominee stating that if elected, the director nominee is willing and able to serve on the Company’s Board for the full term to which the director nominee would be elected. The affidavit must also acknowledge that the director nominee is aware of, has read and understands the Company’s Code of Ethics, Standards of Business Conduct, Corporate Governance Guidelines, and Board of Director Committee Charters (collectively “Corporate Governance Documents), and further that the director nominee acknowledges that, if elected, the director nominee is subject to and will abide by the Corporate Governance Documents;

E.	The shareholder must submit a signed, notarized independence questionnaire. This questionnaire shall be distributed to the security holder upon receipt of a properly delivered security holder director nomination request, and must be returned within five days of receipt via registered mail or overnight delivery service to the Company’s Corporate Secretary and Nominating Committee Chairman;

F.	The shareholder must submit documentation as to the director nominee’s qualifications, which at a minimum must include:

1.	A complete biography;

2.	Full employment history with compensation data, including current primary occupation with compensation arrangements;

3.	A signed consent form and waiver authorizing the Company to perform full background checks of the director nominee, including criminal and credit history, from a security firm acceptable to the Company in its sole discretion, an original report of which must be sent directly from the security firm via registered mail or overnight delivery to the Company’s Corporate Secretary and Nominating Committee Chairman;

4.	Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Company’s Corporate Secretary and Nominating Committee Chairman;

5.	Disclosure of all special interests and all political and organizational affiliations;

6.	A complete list of clients if the director nominee is a consultant, attorney or other professional service provider;

7.	A signed, written statement from the director nominee as to why the director nominee wants to serve on the Company’s Board, and why the director nominee believes that he/she is qualified to serve; and

G.	The shareholder must submit any additional information required to be included in the Company’s proxy statement for director nominees which determination will be made by the Company in its sole and absolute discretion (including, without limitation, information regarding business experience, involvement in legal proceedings, security ownership and transactions with the Company or management); and

H.	The information submitted by the security holder must include relevant contact information (e.g., address, phone numbers) for the submitting shareholder and the director nominee.

IV.	Identification and Evaluation of Director Candidates.

A.	For directors standing for reelection:

1.	Consideration of the general qualifications as noted above;

2.	Consideration of a director’s attendance at Board and Committee meetings;

3.	Consideration of a director’s participation and contributions to Board activities; and

4.	Consideration of the results of the annual Board peer review process.

B.	Identifying and evaluating an individual who is not currently a Company director:

1.	Use of outside executive search firms or referrals, as appropriate; and

2.	Consideration of the Company’s minimum director qualifications as noted above in light of the specific qualifications possessed by the individual being considered; and

3.	Regardless of the source of the nomination, individuals being considered for nomination to the Company’s Board must provide to the Company the information described in Section III, paragraphs D – H.

Appendix E

NVR, Inc.

Policies and Procedures Regarding

Security Holder Communications with the NVR, Inc. Board of Directors

I.	Policies

A.	The Board of Directors’ (the “Board”) intent is to foster open communications with its security holders regarding issues of a legitimate business purpose affecting NVR, Inc. (the “Company”). Security holders need to be aware of the following when submitting correspondence to the Board:

1.	The Board will not respond to or act upon any security holder correspondence that pertains to the solicitation of services or products (for use by the Company or the Board) conducted by or obtained from the security holder or any entity with which the security holder has an affiliation;

2.	Security holders should follow the rules adopted under the Securities Exchange Act of 1934 (“1934 Act”) and the procedures disclosed within the Company’s bylaws and proxy statement to submit shareholder proposals intended for inclusion in the Company’s proxy statement for the next annual meeting of shareholders; and

3.	Security holders should follow the procedures described within the Company’s proxy statement or other 1934 Act filings to submit board of director nominations.

II.	Procedures

A.	Communications from security holders should be in the form of written correspondence, and should be sent via registered mail or overnight delivery service to the Company’s corporate office, care of the Chief Executive Officer. Electronic submissions of security holder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the security holder’s security holdings in the Company.

B.	Each Board member is willing to accept correspondence. The Chief Executive Officer will forward correspondence addressed directly to an individual Board member to that Board member without a screening process, with a copy of the correspondence provided to the Chairman of the Board.

C.	Any correspondence received by the Company that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board. If the Chairman of the Board is not an “independent” director, a copy will be sent to the Chairman of the Audit Committee.

Appendix F

RESTATED ARTICLES OF INCORPORATION

OF

NVR, INC.

1. Name. The name of the corporation is NVR, Inc. (herein called the “Corporation”).

2. Purposes. The purpose or purposes for which the Corporation is organized are to transact any or all lawful business for which corporations may be incorporated under the Virginia Stock Corporation Act.

3. Registered Office and Agent. The post office address of the registered office of the Corporation is 8270 Greensboro Drive, Suite 630, McLean, Virginia 22102~~8000 Towers Crescent Drive, Suite 1040, Vienna, Virginia 22182~~. The name of the county in which the registered office is located is the County of Fairfax. The name of the registered agent of the Corporation is James M. Sack, who is Secretary of the Corporation and a member of the Virginia State Bar, and whose business office is the same as the registered office of the Corporation.

4. Capital Stock.

(a) The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is seventy-five million (75,000,000) shares, with a par value of one cent ($.01) per share, of which 60,000,000 shall be Common Stock and 15,000,000 shares shall be preferred stock, which shall have such designations and such preferences, limitations, and relative rights as may be established by one or more amendments of these Articles of Incorporation adopted by the Board of Directors or the shareholders in accordance with the Virginia Stock Corporation Act.

(b) The Corporation shall not issue any nonvoting equity securities provided that this provision, which is included in these Articles of Incorporation in compliance with section 1123(a)(6) of the United States Bankruptcy Code of 1978, as amended, shall have no force or effect beyond that required by such section 1123(a)(6) and shall be effective only for so long as such section 1123(a)(6) is in effect and applicable to the Corporation.

5. Reclassification of Common Stock. Upon the issuance of a certificate of amendment containing these Restated Articles of Incorporation by the State Corporation Commission of Virginia, all shares of capital stock of the Corporation outstanding immediately prior to the date hereof shall be cancelled.

6. No Preemptive Rights. No shareholder of the Corporation shall have any preemptive rights to purchase, subscribe for or otherwise acquire any stock or other securities of the Corporation, whether now or hereafter authorized, and any and all preemptive rights are hereby denied.

7. Directors.

(a) The number of directors of the Corporation shall be ~~nine~~no less than seven and no more than thirteen, as determined from time to time by the Board of Directors by resolution. The Board of ~~directors~~Directors of the Corporation shall be divided into three classes~~, each of three directors~~that are as equal in number as possible. The initial directors of the first class (Class I) shall hold office for a term expiring at the 1994 annual meeting of shareholders; the initial directors of the second class (Class II) shall hold office for a term expiring at the 1995 annual meeting of shareholders; and the initial directors of the third class (Class III) shall hold office for a term expiring at the 1996 annual meeting of shareholders. At each annual meeting of shareholders after 1994, the successors to the class of directors whose terms then shall expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the third succeeding annual meeting of shareholders. Any reduction of the authorized number of directors will not have the effect of removing any director prior to the expiration of such director’s term. The existence of a vacancy on the board of directors shall not affect the validity of any action taken by the board of directors during the pendency of such vacancy.

(b) Directors shall be removed only for cause and only by the affirmative vote of holders of shares of the Corporation having a majority of the votes entitled to be cast in the election of directors in accordance with procedures set forth in the bylaws, not inconsistent with these Articles of Incorporation. For purposes of this Article 7, “cause” shall mean, with regard to any director, (i) a director’s continuing, willful failure, or physical inability, to perform the duties required of his or her position, (ii) gross negligence or breach of fiduciary duty by a director in the performance of his or her duties as a director, (iii) the conviction or plea of nolo contendere to a crime by a director that constitutes a felony under the laws of the United States, or any state thereof, which results or was intended to result directly or indirectly in gain or personal enrichment by such director at the expense of the Corporation or involves moral turpitude, or (iv) material breaches (following notice and an opportunity to cure) of any covenants by the director contained in any agreement between the director and the Corporation or any subsidiary.

8. Indemnification.

(a) The Corporation shall to the fullest extent permitted by the laws of the Commonwealth of Virginia, as presently in effect or as the same hereafter may be amended and supplemented, indemnify an individual who is or was a director or officer of the Corporation or any constituent corporation or other business entity absorbed by the Corporation in a merger or consolidation, or, at the request of the Corporation or such other corporation or business entity, any other corporation or business entity and who was, is, or is threatened to be made a named defendant or respondent in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (collectively, a “proceeding”) by reason of the fact that such individual is or was a director or officer of the Corporation, against any obligation to pay a judgment, settlement, penalty, fine (including any excise tax assessed with respect to any employee benefit plan) or other liability and reasonable expenses (including counsel fees) incurred with respect to such a proceeding, except such liabilities and expenses as are incurred because of such director’s or officer’s willful misconduct or knowing violation of the criminal law. The Corporation is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Article 8. The Corporation also shall have the authority to indemnify any of its employees or agents, upon a determination of the board of directors that such indemnification is appropriate, to the same extent as the indemnification of its directors and officers permitted in this Article 8.

(b) Unless a determination has been made that indemnification is not permissible, the Corporation shall make advances and reimbursements for expenses reasonably incurred by a director or officer in a proceeding as described above upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director’s or officer’s ability to make repayment.

(c) The determination that indemnification under this Article is permissible, the authorization of such indemnification (if applicable), and the evaluation as to the reasonableness of expenses in a specific case shall be made as provided by law. The termination of a proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make him ineligible for indemnification.

(d) For the purposes of this Article 8, every reference to a director or officer shall include, without limitation, (i) every director or officer of the Corporation, (ii) an individual who, while a director or officer, is or was serving at the Corporation’s request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise,

(iii) an individual who formerly was a director or officer of the Corporation or occupied any of the other positions referred to in clause (ii) of this sentence, and (iv) the estate, personal representative, heirs, executors and administrators of a director or officer of the Corporation or other person referred to herein. Service as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise controlled by the Corporation shall be deemed service at the request of the Corporation. A director or officer shall be deemed to be serving an employee benefit plan at the Corporation’s request if such person’s duties to the Corporation also impose duties on, or otherwise involve services by, such person to the plan or to participants in or beneficiaries of the plan.

(e) Indemnification pursuant to this Article 8 shall not be exclusive of any other right of indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Corporation and indemnification under policies of insurance purchased and maintained by the Corporation or others. No person shall be entitled to indemnification by the Corporation, however, to the extent such person is actually indemnified by another entity, including an insurer. In addition to any insurance which may be maintained on behalf of any director, officer, or other person, the Corporation is authorized to purchase and maintain insurance against any liability it may have under this Article 8 to protect any of the persons named above against any liability arising from their service to the Corporation or any other entity at the Corporation’s request, regardless of the Corporation’s power to indemnify against such liability. The provisions of this Article 8 shall not be deemed to preclude the Corporation from entering into contracts otherwise permitted by law with any individuals or entitles other than those named in this Article 8.

(f) The provisions of this Article 8 shall be applicable from and after its adoption even though some or all of the underlying conduct or events relating to a proceeding may have occurred before such adoption. No amendment, modification or repeal of this Article 8 shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal. If any provision of this Article 8 or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article 8, and to this end the provisions of this Article 8 are severable.

9. Limitation of Liability of Officers and Directors. Except as otherwise provided by the laws of the Commonwealth of Virginia, as presently in effect or as the same hereafter may be amended and supplemented, no damages shall be assessed against an officer or director in any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation. The liability of an officer or director shall not be eliminated as provided in this Article 9 if the officer or director engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law, including, without limitation, any laws prohibiting insider trading or manipulation of the market for any security. The provisions of this Article 9 shall be applicable from and after its adoption even though some or all of the underlying conduct or events relating to a proceeding may have occurred before such adoption.

10. Amendment. These articles of incorporation may be amended by the affirmative vote of a majority of the entire board of directors, to the extent permitted by the Virginia Stock Corporation Act, or by the affirmative vote of holders of a majority of the outstanding shares of the Corporation, or, if more than one voting group is entitled to vote separately on such amendment, a majority of the outstanding shares in such voting group, at a meeting at which a quorum is present with respect to each voting group eligible to vote separately on such amendment; provided that the provisions of Article 7 shall not be amended prior to May 1, 1995 unless the amendment shall have been approved and recommended to the shareholders by all directors then in office.

11. Perpetual Existence. The duration of the Corporation shall be perpetual.

12. Certain Transactions. The Corporation shall not be subject to Article 14 (Affiliate Transactions) or Article 14.1 (Control Share Acquisitions) of the Virginia Stock Corporation Act.

Appendix G

BYLAWS

OF

NVR, INC.

ARTICLE I

CORPORATE OFFICE

1.01 Registered Office.

The address of the registered office of the corporation shall be ~~8000 Towers Crescent Drive, Suite 1040, Vienna, Virginia 22182~~8270 Greensboro Drive, Suite 630, McLean, Virginia 22102 and the registered agent at such address shall be James M. Sack.

1.02 Other Offices.

The corporation may also have other offices at such locations both within and without the Commonwealth of Virginia as the Board of Directors may from time to time determine or as the business of the corporation may require.

ARTICLE II

MEETING OF SHAREHOLDERS

2.01 Annual Meetings.

Annual meetings of shareholders shall be held within five months after the end of the corporation’s fiscal year, or such other time as may be determined by the Board of Directors, at such plans, date and hour as shall be designated from time to time by the Board of Directors and stated in a notice of the meeting or a duly executed waiver of notice thereof.

2.02 Place.

All meetings of shareholders shall be held in the County of Fairfax, in the Commonwealth of Virginia or at such other place within or without Virginia as may be designated for that purpose from time to time by the Board of Directors and stated in the notice of the meeting or a duly executed waiver of notice thereof.

2.03 Notice.

(a) The corporation shall notify shareholders of the date, time and place of each annual and special shareholders’ meeting. Such notice shall be given no less than ten (10) or more than sixty (60) days before the meeting date, except that notice of a shareholders’ meeting to act on an amendment of the Articles of Incorporation, a plan of merger or share exchange, a proposed sale of assets which must be approved by the shareholders, or the dissolution of the corporation shall be given not less than twenty-five (25) nor more than sixty (60) days before the meeting date. Unless otherwise required by the Articles of Incorporation or by law, the corporation is required to give notice only to shareholders entitled to vote at the meeting.

(b) Unless otherwise required by the Articles of Incorporation or by law, notice of an annual meeting need not state the purpose or purposes for which the meeting is called. Notice of a special meeting shall state the purpose or purposes for which the meeting is called.

(c) If an annual or special meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed as specified in Section 2.08 of these Bylaws or by law, however, notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date.

(d) Notwithstanding the foregoing, no notice of a shareholders’ meeting need be given to a shareholder if (i) an annual report and proxy statements for two consecutive annual meetings of shareholders or (ii) all, and at least two, checks in payment of dividends or interest on securities during a twelve-month period, have been sent by first-class United States mail, addressed to the shareholder at his or her address as it appears on the share transfer books of the corporation, and returned undeliverable. The obligation of the corporation to give notice of shareholders’ meetings to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

2.04 Special Meetings.

Special meetings of shareholders may be called by a majority of the entire Board of Directors. No other person shall be entitled to call a special meeting. Only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders’ meeting.

2.05 Quorum.

Action may be taken at a meeting of shareholders with respect to any matter only if a quorum exists with respect to each voting group entitled to vote separately with respect to such matter. Unless more than one voting group is entitled to vote separately with respect to a matter, and unless provided otherwise by the Articles of Incorporation or by law, presence in person or by proxy of the holders of record of shares representing a majority of the votes entitled to be cast on such matter shall constitute a quorum with respect to such matter. If more than one voting group is entitled to vote separately on such matter, unless provided otherwise by the Articles of Incorporation or by law, presence in person or by proxy of the holders of record of shares representing a majority of the votes entitled to be cast on the matter by each voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for the adjourned meeting. Holders of shares representing less than a quorum may adjourn a meeting.

2.06 Voting.

(a) Unless provided otherwise by the Articles of Incorporation or by law, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders’ meeting. Unless the Articles of Incorporation provide otherwise, in the election of directors each outstanding share, regardless of class, is entitled to one vote for as many persons as there are directors to be elected at that time and for whose election the shareholder has a right to vote.

(b) If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder of record, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of a shareholder of record, the corporation, if acting in good faith, is nevertheless entitled, but is not required, to accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder to the full extent permitted by law. The corporation is entitled to reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.

(c) If a quorum exists, action on a matter, other than the election of directors or amendment of these Bylaws in accordance with Article VIII, by any voting group is approved if the votes cast within such voting group favoring the action exceed the votes cast within such voting group opposing the action, unless a greater number of affirmative votes is required by law, the Articles of Incorporation or these Bylaws. If the Articles of Incorporation or law provides for voting only by a single voting group on a matter, action on that matter is taken when voted upon by that voting group as provided in this Section 2.06 or by law or these Bylaws. If the Articles of Incorporation or law provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in this Section 2.06 or by law. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

(d) Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

2.07 Proxies.

A shareholder may vote the shares held in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. An appointment is valid for eleven (11) months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. An irrevocable appointment is revoked when the interest with which it is coupled is extinguished. The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Subject to any express limitation on the proxy’s authority appearing on the face of the appointment form and other limitations provide by law, the corporation is entitled to accept the proxy’s vote or other action as that of the shareholder making the appointment.

2.08 Fixing Record Date.

The Board of Directors may fix a future date as the record date for one or more voting groups in order to make a determination of shareholders for any purpose. The record date may not be more than 70 days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notices of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

2.09 Conduct of Meetings.

The Chairman of the Board, if any, shall preside over all meetings of the shareholders as chairman of the meeting. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, or in his absence the Chief Executive Officer or, in his absence the President, or in his absence a Vice President, or in the absence of any such officer a person designated by the Board of Directors, or in the absence of any such person a chairman chosen at the meeting shall preside over the meeting. The Secretary of the corporation shall act as secretary of all the meetings if he is present. If the Secretary is not present, the chairman shall appoint a secretary of the meeting. The chairman of the meeting may appoint one or more inspectors of election to determine the qualification of voters, the validity of proxies, and the results of ballots.

2.10 Action Without Meeting.

Action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action in the manner provided in the Virginia Stock Corporation Act.

2.11 Shareholders’ List for Meeting.

(a) The officer or agent having charge of the share transfer records of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number of shares held by each. The list shall be arranged by voting group and within each voting group by class or series of shares. For a period of ten (10) days prior to the meeting, the list of shareholders shall be kept on file at the registered office of the corporation or at its principal office or at the office of its transfer agent or registrar and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof. The original share transfer records shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer records or to vote at any meeting of shareholders.

(b) If the requirements of this action have not been substantially complied with, the meeting shall, on the demand of any shareholder in person or by proxy, be adjourned until the requirements are complied with. Refusal or failure to prepare or make available the shareholders’ list does not affect the validity of action taken at the meeting prior to the making of any such demand, but any action taken by the shareholders after the making of any such demand shall be invalid and of no effect.

ARTICLE III

DIRECTORS

3.01 Powers.

All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles of Incorporation.

3.02 Composition of the Board of Directors.

The Board of Directors shall consist of ~~nine~~ no less than seven directors and no more than thirteen directors, as determined by the Board of Directors from time to time by resolution. The Board of Directors shall consist~~ing~~ of three classes that are as equal in number as possible, ~~each of three directors,~~ as set forth in the Articles of Incorporation. The majority of the directors shall be independent directors. For purposes of these Bylaws, “independent director” shall mean a director who is “independent” under the listing standards of any national securities exchange upon which the corporation’s shares are listed (but not the listing standards relating to the independence of the members of audit committees) ~~(i) is not and has not been employed by the corporation (including its predecessors) or any of its subsidiaries in an executive capacity within the five years immediately preceding the annual meeting at which the nominees for the Board of Directors will be voted upon, (ii) does not have any business relationship with the corporation or any of its subsidiaries which is material to such director or any entity of which such director is an executive officer or director or owner of more than 10% of the equity interests, and (iii) does not have any relationship which, in the judgment of the Nominating Committee, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. No more than two members of the board of directors of NV Companies, Inc. a Virginia corporation, shall be members of the Board of Directors at the same time.~~ The ~~Nominating Committee~~Board, acting in good faith, shall determine whether a director is an independent director, and shall have the exclusive right and power to interpret and apply the provisions of this Section ~~8~~3.02. The validity of any action taken by the Board shall not be affected by the failure to have a majority of independent directors or by the existence of a vacancy at the time such action was taken.

3.03 Election and Term of Office.

Except as provided in the Articles of Incorporation and Section 3.04 of these Bylaws, directors in a particular class shall be elected at the annual meeting of shareholders (or at any special meeting in lieu thereof) at which the terms of the directors in such class expires. The terms of all directors, other than the initial directors, whose terms shall expire as provided in the Articles of Incorporation, shall expire at the third annual meeting of shareholders following their election, or upon their earlier death, resignation or removal. Despite the expiration of a director’s term, the director shall continue to hold office until a successor is elected and qualifies or until there is a decrease in the number of directors. A decrease in the number of directors shall not shorten an incumbent director’s term. No individual shall be named or elected as a director without his prior consent.

3.04 Vacancies.

Unless the Articles of Incorporation provide otherwise, if a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy, or a majority of the entire Board of Directors then in office, upon recommendation of the Nominating Committee, may fill the vacancy, or if the directors remaining in office constitute fewer than a quorum, they may fill the vacancy by the affirmative vote of a majority of directors remaining in office. Unless the Articles of Incorporation provide otherwise, if the vacant office was held by a director elected by a voting group of shareholders, only the holders of that voting group are entitled to vote to fill the vacancy if it is to be filled by the shareholders. A vacancy that will occur at a specific later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

3.05 Resignation and Removal of Directors.

(a) A director may resign at any time by delivering written notice to the Board of Directors, the Chairman, the Chief Executive Officer, the President, or the Secretary. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor will not take office until the effective date of the resignation.

(b) A director may be removed only for cause, as defined in the Articles of Incorporation, by the shareholders at a meeting (which may be an annual meeting or a special meeting) of the shareholders held in accordance with these Bylaws. The notice for such meeting must state that the purpose, or one of the purposes of the meeting is the removal of such director, specify the alleged grounds for such removal, and include any statement that such director provides in response to such allegations. If a director has been elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. Unless the Articles of Incorporation require a greater vote, a director may be removed if the number of votes cast to remove him constitutes a majority of the votes entitled to be cast at an election of directors of the voting group or voting groups by which such director was elected.

3.06 Place of Meetings.

The Board of Directors may hold regular or special meetings in or out of the Commonwealth of Virginia.

3.07 Regular Meetings

Unless the Articles of Incorporation provide otherwise, regular meetings of the Board of Directors may be held, without notice of the date, time, place, or purpose of the meeting, as may be designated from time to time by resolution of the Board.

3.08 Special Meetings — Call and Notice.

(a) Special meetings of the Board of Directors may be called at any time by the Chairman of the Board or, if the Chairman is absent or unable or unwilling to act, the Chief Executive Officer, or if the Chief Executive Officer is absent or unwilling or unable to act, the President (if the President is a director) or the Secretary or three or more directors. Notice of any special meeting shall be given to each director at least 24 hours prior thereto either personally or by telephone, telegram or facsimile transmission, at least 48 hours prior to the meeting by overnight air courier, or at least five days prior thereto by mail, addressed to such director at his address as it appears in the records of the corporation. Such notice shall be deemed to be delivered when sent by facsimile transmission to the facsimile number of a director appearing in the corporation’s records, or when delivered to the telegraph company if sent by telegram, or when given to the air courier company, or when deposited in the United States mail so addressed, with postage thereon prepaid. The notice need not describe the purpose of the special meeting unless required by the Articles of Incorporation.

(b) A director may waive any notice required by these Bylaws, the Articles of Incorporation, or law before or after the date and time stated in the notice for a meeting, and such waiver shall be equivalent to the giving of such notice. Except as provided in the next sentence, the waiver shall be in writing, signed by the director entitled to notice, and filed with the minutes or corporate records. A director’s attendance at or participation in a meeting waives any required notice to such director of the meeting, unless the director at the beginning of the meeting or promptly upon his arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.09 Meetings by Telephone.

Unless the Articles of Incorporation provide otherwise, the Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

3.10 Quorum; Vote.

(a) Unless the Articles of Incorporation or these Bylaws require a greater number for the transaction of all business or any particular business, a quorum of a Board of Directors consists of a majority of the number of directors prescribed by the Articles of Incorporation or these Bylaws as constituting the size of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors unless the Articles of Incorporation require the vote of a greater number of directors.

(b) Notwithstanding the provisions of Section 3.10(a), the affirmative vote of a majority of the entire Board of Directors shall be required to: (i) amend the Articles of Incorporation or these Bylaws; (ii) adopt a plan of liquidation or dissolution of the corporation; (iii) approve any merger, consolidation or other business combination of the corporation or any of its subsidiaries with any person (other than a wholly owned subsidiary of the corporation), or any acquisition or disposition by the corporation or any of its subsidiaries of assets or businesses (in one transaction or a series of transactions) which assets or businesses have an aggregate market value equal to 10% or more of either (A) the aggregate market value of all the corporation’s assets prior to the consummation of the proposed transaction determined on a consolidated basis, or (B) 10% of the aggregate market value of all the outstanding capital stock of the corporation, (iv) issue any shares of capital stock or other securities of the corporation or options, warrants or other rights to acquire capital stock or securities convertible into or exchangeable for capital stock of the corporation (other than as approved by the ~~Option~~ Compensation Committee); and (v) engage in any line of business from which the corporation would derive material revenue or make a material investment or incur material liabilities other than (A) businesses in which the corporation is engaged on the effective date of the plan of reorganization of NVR L.P. and (B) other homebuilding or related financial services businesses, including any financial services businesses related to mortgage origination, mortgage servicing or residential real estate financing. Approval by the corporation, as shareholder, of any action taken by a subsidiary of the corporation of the type described in clause (iii) shall require prior approval by a majority of the entire Board of Directors.

3.11 Presumption of Assent.

A director who is present at a meeting of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he objects at the beginning of the meeting, or promptly upon his arrival, to holding it or transacting specified business at the meeting, or (ii) he votes against, or abstains from, the action taken.

3.12 Board Action Without a Meeting.

Unless the Articles of Incorporation provide otherwise, action required or permitted by law to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action taken, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this Section 3.12 is effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein provided the consent states the date of execution by each director. A consent signed under this Section 3.12 has the effect of a meeting vote and may be described as such in any document.

3.13 Advisors.

The Board of Directors may designate, from time to time, individuals who will be retained by the corporation as advisors to the Board of Directors. Advisors to the Board of Directors will have such duties and compensation as may be determined by the Board of Directors and set forth in separate advisory agreements. ~~NVHomes II L.P., a Virginia limited partnership, may designate up to two individuals who have been directors of NVCompanies, Inc. to serve as advisors for an initial term of one year.~~ Advisors to the Board of Directors shall be subject to the same policies regarding corporation opportunities, conflicts of interest, confidentiality, securities trading and affiliate transactions as applicable to directors, and advisors shall be entitled to the same indemnification from the corporation as directors.

3.14 Compensation.

Unless the Articles of Incorporation provide otherwise, the Board of Directors may fix the compensation of directors, advisors and members of committees and may provide for reimbursements for expenses. No such compensation shall preclude any director or advisor from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

COMMITTEES

4.01 Standing Committees.

(a) The Board of Directors shall have four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee. Each standing committee shall have not less than four members, who will be appointed by a majority of the entire Board of Directors~~; provided, however, that at least one director designated by NVHomes II L.P. shall be a member of each standing committee as long as one individual initially designated as a director by NVHomes II L.P. is a member of the Board of Directors. Notwithstanding the foregoing, in the case of the Audit Committee, in the event that the only remaining directors designated by NVHomes II are also employees of the corporation, then no NVHomes II designee shall be a member of such committee. Dwight C. Schar shall be the designee of NVHomes II L.P. on the Nominating Committee for so long as he continues to be a director~~. ~~A majority of the~~Each member~~s~~ of ~~each standing committee~~the Audit, Compensation and Nominating Committees shall be an independent director~~s~~.

(b) Compensation Committee.

The Compensation Committee shall have such powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors. ~~determine the compensation of: (i) employees of the corporation who are directors of the corporation; and (ii) after receiving and considering the recommendation of the Chief Executive Officer and the President of the corporation, all other employees of the corporation who are officers of the corporation or who occupy such other positions as may be designated by the Compensation Committee.~~

~~Where compensation is payable to an employee of any subsidiary and such employee is also a director or officer of the corporation or one of its subsidiaries, or where such employee occupies such other position as may be designated by the committee and such compensation is determined by or on behalf of such subsidiary, the amount so determined shall first be submitted to the Compensation Committee for its review. No such determination shall be effective if it would result in compensation which, in the aggregate or with respect to any one or more of such employees, would exceed amounts or rates established or approved by the committee.~~

~~The option subcommittee of the Compensation Committee (the “Option Committee”) shall have the power and authority to administer and interpret the applicable provisions of all incentive compensation, bonus and option plans for employees of the corporation or any of its subsidiaries, including, without limitation, the corporation’s Equity Purchase Plan and Management Equity Incentive Plan, and shall have such other powers, authority and responsibilities as may be determined by the Board of Directors. The Option Committee shall consist of not less than three persons. No officer of the Corporation shall be a member of the Option Committee and no member of the Option Committee shall be eligible to participate in any incentive plan falling within the jurisdiction of the committee.~~

~~Except for plans adopted on or prior to the Effective Date, where any employee benefit or incentive compensation plan affects employees of the corporation or its subsidiaries and the compensation of such employees is determined or subject to review by the Option Committee, such plan shall first be submitted to the Option Committee for its review and approval. Any such plan or any amendment or modification to such plan or any plan adopted on or prior to the effective date of the plan of reorganization of NVR L.P. shall be made effective with respect to such employees only if and to the extent approved by the committee.~~

(c) Nominating Committee.

The Nominating Committee shall have such powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors. ~~from time to time shall conduct studies of the size, composition and appropriate compensation of the Board of Directors. The committee shall review the qualifications of individuals for consideration as director candidates. Prior to the annual meeting of the shareholders each year, the committee shall recommend to the Board of Directors, for approval by a majority of the entire Board of Directors, those individuals to constitute the nominees of the Board of Directors for the election of whom the Board will solicit proxies. The Committee shall also recommend to the Board of Directors, for approval by a majority of the entire Board of Directors, the names of individuals to fill any vacancies on the Board of Directors that arise between annual meetings of shareholders. The Nominating Committee shall have and may exercise such other powers, authority and responsibilities as provided in these Bylaws or as may be determined by the Board of Directors.~~

(d) Executive Committee.

~~T~~The Executive Committee shall have such powers, authority and responsibilities as may be determined by a majority of the entire Board of Directors.

4.02 Other Committees.

Unless the Articles of Incorporation provide otherwise, the Board of Directors may create other committees and appoint members of the Board of Directors to serve on them. Each such other committee shall have three or more members, who will be appointed by a majority of the entir~~ethe~~ Board of Directors~~; provided, however, that at least one director designated by NVHomes II L.P. shall be a member of each committee as long as one individual initially designated by NVHomes II L.P. as a director is a member of the Board of Directors~~.

4.03 Committee Authority.

(a) The creation of a committee, the appointment of its members and the determination of its functions and duties shall be approved by a majority of the entire Board of Directors. Board or committee members shall have the right to request and receive such information, reports and/or backup data from employees of the corporation or the corporation’s auditors, as the case may be, as they deem necessary to assist them in the conduct of their duties, and any committee shall have the right upon the affirmative vote of the majority of the entire Board of Directors to retain such advisors and consultants as it deems necessary or appropriate to assist the members in carrying out the committee’s responsibilities.

(b) To the extent specified by the Board of Directors or in the Articles of Incorporation, each committee may exercise the authority of the Board of Directors, except that a committee may not: (i) approve or recommend to shareholders action that is required by law to be approved by shareholders; (ii) fill vacancies on the Board or on any of its committees; (iii) amend the Articles of Incorporation; (iv) adopt, amend, or appeal these Bylaws; (v) approve a plan of merger not requiring shareholder approval; (vi) authorize or approve a distribution or dividend; (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the corporation, to do so within limits specifically prescribed by the Board of Directors; or (viii) take any other action that is not permitted to be taken by a committee under applicable law.

4.04 Conduct of Meetings.

Each committee referred to or provided for in these Bylaws shall have authority, except as may otherwise be required by law or by resolutions of the Board of Directors, to fix its own rules of procedure and to meet where and as provided by such rules; provided, however, not less than a majority in number of the designated members of any committee shall be required to constitute a quorum for any committee meeting, and where a quorum is present, the affirmative vote of a majority of the directors present at any committee meeting shall be required to approve any action taken by the committee.

ARTICLE V

OFFICERS

5.01 Required Officers; Other Officers.

The corporation shall have a President and a Secretary and may have such other officers as are appointed by the Board of Directors or by other officers authorized by the Board to appoint additional officers. Each officer shall perform the duties prescribed by the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. The Board may appoint a Chairman of the Board and, if the Board so designates, the Chairman of the Board may be an officer of the corporation. The same individual may simultaneously hold more than one office.

5.02 Appointment and Term of Office.

Each officer of the corporation shall be appointed by the Board of Directors, or by another officer authorized by the Board to appoint additional officers, and shall serve at the pleasure of the Board of Directors or such other officer and until his successor shall have been chosen and qualified, or until his earlier death, resignation or removal. Appointment of an officer shall not of itself create any contractual rights of the officer or the corporation.

5.03 Resignation and Removal of Officers.

An officer may resign at any time by delivering notice to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future date, the Board of Directors may fill the pending vacancy before the effective date if the successor does not take office until the effective date. The Board of Directors may remove any officer at any time with or without cause and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

5.04 Compensation of Officers.

The Compensation Committee may fix the compensation of officers and provide for reimbursement of expenses.

ARTICLE VI

SHARE PROVISIONS

6.01 Issuance of Shares.

Any issuances of shares must be authorized by the Board of Directors. Shares may be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. A good faith determination by the Board of Directors that the consideration received or to be received for the shares to be issued is adequate is conclusive insofar as the adequacy of consideration relates to whether the shares are validly issued, fully paid and nonassessable. When the Board of Directors has made such a determination and the corporation has received the consideration, the shares issued therefore are fully paid and nonassessable. Where it cannot be determined that outstanding shares are fully paid and nonassessable, there shall be a conclusive presumption that such shares are fully paid and nonassessable if the Board of Directors makes a good faith determination that there is no substantial evidence that the full consideration for such shares has not been paid.

6.02 Liability for Shares Issued before Payment.

A purchaser of shares from the corporation is not liable to the corporation with respect to the shares except to pay the consideration for which the shares were authorized to be issued as provided in Section 6.01.

6.03 Certificates Evidencing Shares.

Every owner of stock of the corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe consistent with these Bylaws and applicable law, certifying the number and class or series of shares of the stock of the corporation owned by such person. Each share certificate shall state on its face (i) the name of the corporation and that the corporation is organized under the law of the Commonwealth of Virginia, (ii) the name of the person to whom such shares are issued, and (iii) the number and class of shares and the designation of the series, if any, that the certificate represents. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations and rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate for shares of such class or series. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge. Each share certificate shall be signed (i) by the Treasurer or Assistant Treasurer and (ii) by the Secretary or Assistant Secretary and may bear the corporate seal or its facsimile. The signatures on any certificates may be by facsimile.

6.04 Transfers of Stock.

Transfers of shares of stock of the corporation shall be made only on the books of the corporation by the registered holder thereof, or by such holder’s attorney authorized to make such transfer by a power of attorney duly executed and filed with the Secretary, or with the transfer agent appointed as provided in Section 6.05 hereof, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon. The person in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the corporation for transfer, both the transferor and the transferee request the corporation to do so.

6.05 Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws or applicable law, concerning the issue, transfer, and registration of certificates for shares of the stock of the corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

6.06 Lost, Stolen, Destroyed, or Mutilated Certificates.

In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place, upon the making of an affidavit of that fact by the person claiming the certificates for shares to be lost, stolen, destroyed, or mutilated and upon the giving of a bond of indemnity to the corporation in such form and amount as the Board, or any officer or agent authorized by the Board, may direct. A new certificate may be issued without requiring any bond when, in the judgment of the Board or such officer or agent, it is proper to do so.

ARTICLE VII

MISCELLANEOUS

7.01 Corporate Records.

The corporation shall keep as permanent records minutes of all meetings of the shareholders and the Board of Directors, a record of all actions taken by the shareholders or the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of the Directors in place of the Board of Directors on behalf of the corporation. The corporation shall maintain appropriate accounting records. The corporation or its agent shall maintain a record of the shareholders, in a form that permits preparation of a list of names and addresses of all shareholders, in alphabetical order by class and series, if any, of shares showing the number and class and series, if any, of shares held by each. The corporation also shall keep a copy of those additional records required by Section 13.1-770 of the Virginia Stock Corporation Act.

7.02 Corporate Seal.

The corporation may elect to have a corporate seal. The seal of the corporation, if any, shall have inscribed thereon the name of the corporation, the year of its organization, and the words “Corporate Seal” and “Virginia,” and shall be in such form as shall be approved from time to time by the Board of Directors. The seal, or a facsimile of it, may be used by impressing or affixing it or in any other manner reproducing it.

7.03 Fiscal Year.

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

7.04 Contracts, Checks, Notes and Drafts.

The Board, except as may be otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the corporation. Such authority may be general or confirmed to specific instances. Checks, notes, drafts, and other orders for the payment of money shall be signed by such person or persons as the Board of Directors may from time to time designate. The signature of any such person or persons may be a facsimile when authorized by the Board of Directors.

7.05 Transactions with Affiliates.

The corporation shall not enter into any contract or other transaction with any director, officer, holder of 5% or more of the voting stock of the corporation or any of its subsidiaries, or any business entity (other than direct or indirect wholly owned subsidiaries of the corporation) in which any such person is a director, officer, or holder of 10% or more of the equity interests, unless the contract or other transaction is approved or ratified by a majority of the directors of the corporation who do not have any personal interest in the transaction after disclosure of such relationship or interest. ~~Any transaction between the corporation or any of its subsidiaries on the one hand and NVCompanies, Inc., the officers, directors or shareholders of NVCompanies, Inc., NVHomes II L.P., the officers or directors of NVHomes II L.P., or any business entity in which any such person is a director, officer or holder of 10% or more of the equity interests on the other hand shall require approval in accordance with this Section 7.05.~~

ARTICLE VIII

AMENDMENT OF BYLAWS

These Bylaws may be amended or repealed or new Bylaws may be adopted (a) by the shareholders at any annual or special meeting, if the notice thereof states that amendment or repeal or the adoption of new Bylaws is one of the purposes of such meeting, or (b) by the affirmative vote of a majority of the entire Board of Directors, ~~in either case subject to the following limitations: (i) as long as any persons initially designated by NVHomes II L.P. as directors continue to serve as directors, the provisions of Article IV of the Bylaws relating to membership of designees of NVHomes II L.P. on committees of the Board may be amended only with the consent of a majority of the directors designated by NVHomes II L.P. who are then in office, and (ii)~~ provided that the affirmative vote of holders of a majority of the outstanding shares of the corporation will be necessary to amend Sections 3.02, 3.10, 4.01, 7.05 and this Article VIII of these Bylaws.

Adopted by the Board of Directors on September 30, 1993, and amended by the shareholders and the Board of Directors on May , 2004.

SKU # NRI-PS-04

       [NRI -NVR, INC.] [FILE NAME:ZNRIC2.ELX] [VERSION - (2)] [02/06/04]
                                 [orig.02/05/04]

                                  DETACH HERE                             ZNRIC2

                                     PROXY

                                   NVR, Inc.

                    Proxy for Annual Meeting of Shareholders
                                  May 3, 2004

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James M. Sack, Paul C. Saville and Dennis
M. Seremet, or any of them, as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all of the shares of common stock of NVR, Inc. held of record by the undersigned at the close of business on March 1, 2004 at the Annual Meeting of Shareholders
to be held at NVR, Inc. Corporate Headquarters, 7601 Lewinsville Road, Suite
300, McLean, Virginia, 22102, on Monday, May 3, 2004 at 11:30 A.M. or at any
adjournment thereof.

     If there are shares allocated to the undersigned in the NVR, Inc. Profit
Sharing Trust Plan or the Employee Stock Ownership Plan, the undersigned hereby directs the Trustee to vote all full and fractional shares as indicated on the reverse of this card. Shares for which no voting instructions are received by
April 28, 2004 will be voted by the Trustee in the same proportion as all other shares which have been voted.

     The shares represented by this proxy card will be voted in the discretion of the named proxies as to any other matters that come before the meeting or any adjournment(s) thereof.

     The shareholder's signature should be exactly as the name appears hereon.
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SEE REVERSE   PLEASE MARK, DATE AND SIGN ON THE REVERSE AND RETURN   SEE REVERSE
    SIDE              PROMPTLY IN THE ENCLOSED ENVELOPE                 SIDE

NVR, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

       [NRI -NVR, INC.] [FILE NAME:ZNRIC1.ELX] [VERSION - (4)] [02/17/04]
                                [orig.02/06/04]

                                   DETACH HERE                            ZNRIC1

[X] Please mark                                                             #NRI
    votes as in
    this example

This proxy when properly executed will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted FOR the election of the three nominees, FOR items 2, 3, 4, 5, 6 and 7, AGAINST item 8 and otherwise in the discretion of the proxies. The Board of Directors recommends a vote "FOR" the election of the three nominees, "FOR" items 2, 3, 4,
5, 6 and 7 and "AGAINST" item 8.

1. Election of Directors. (For a term of 3 years)
   Nominees: (01) Manuel H. Johnson, (02) David A. Preiser,
             (03) John M. Toups.

              FOR    [ ]         [ ] WITHHELD                     MARK HERE
              ALL                    FROM ALL                     FOR ADDRESS
            NOMINEES                 NOMINEES                     CHANGE AND
                                                                  NOTE BELOW
      [ ]________________________________________                    [ ]
         For all nominees except as written above

                                                   FOR   AGAINST   ABSTAIN
2. Ratification of appointment of KPMG LLP as
   independent auditors for the year ending
   December 31, 2004.                              [ ]     [ ]       [ ]

3. Approval of the amendment to NVR's
   Restated Articles of Incorporation.             [ ]     [ ]       [ ]

4. Approval of the amendment to NVR's Bylaws
   to provide that director independence will
   be determined based on standards of a
   national security exchange.                     [ ]     [ ]       [ ]

5. Approval of the amendment to NVR's Bylaws to
   provide that each standing committee will have
   powers determined by the Board of Directors.    [ ]     [ ]       [ ]

6. Approval of the amendment to NVR's Bylaws to
   provide that the Board of Directors shall
   consist of no less than seven and no more than
   thirteen directors, divided as equally among
   the classes as possible.                        [ ]     [ ]       [ ]

7. Approval of amendments to NVR's Bylaws to
   eliminate references that are no longer
   relevant.                                       [ ]     [ ]       [ ]

The Board of Directors recommends a vote "AGAINST" item 8.

                                                   FOR   AGAINST   ABSTAIN

8. Shareholder proposal regarding preparation of
   sustainability report.                          [ ]     [ ]       [ ]

Signature: _____________  Date: _______ Signature: ______________ Date: ________